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EXHIBIT 10.26

                  RAYTHEON EMPLOYEE SAVINGS AND INVESTMENT PLAN
                As Amended and Restated Effective January 1, 1999

                                    ARTICLE I

                              Adoption of the Plan

         1.1      Amendment and Restatement.

         (a) The Raytheon Employee Savings and Investment Plan (the "Plan") was originally established effective July 1, 1987, as the Badger Savings and Investment Plan. Raytheon Company, a corporation organized under the laws of the state of Delaware, adopted the Plan effective May 12, 1993, and changed its name to the Raytheon Employee Savings and Investment Plan. Raytheon Company desires to amend and restate the Plan in its entirety effective January 1, 1999. The amended and restated Plan shall consist of three portions - (1) a profit sharing plan that includes a cash or deferred arrangement under section 401(k) of the Code ("401(k) Portion"), (2) a stock bonus plan ("Stock Bonus Portion"), and (3) a stock bonus plan that constitutes an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code ("ESOP Portion"). Except as otherwise provided herein, the provisions of the Plan shall apply in the same manner to the 401(k), Stock Bonus and ESOP Portions of the Plan.

         (b) In accordance with sections 4.5(a) and 15.1 of the Plan, effective January 1, 1999 (except as otherwise indicated below), all or a portion of the following qualified retirement plans shall merge into and become part of the
Plan:

      Raytheon Savings and Investment Plan for Specified Hourly Employees Raytheon Tucson Bargaining Savings and Investment Plan (10013) Raytheon Savings and Investment Plan (10014)
      Serv-Air, Inc. Savings and Retirement Plan (merger effective
          January 14, 1999)
      Raytheon Stock Ownership Plan for Specified Hourly Employees

         (c) The Plan is intended to comply with all of the applicable requirements under sections 401(a), 401(k) and 4975(e)(7) of the Code and the terms of the Plan shall be interpreted consistent therewith.

         1.2 Trust. The Trust shall be the sole source of benefits under the Plan and the Adopting Employers or any Affiliate shall not have any liability for the adequacy of the benefits provided under the Plan.

         1.3      Effective Date.

                  (a) General Effective Date: The amended and restated Plan shall be effective as of January 1, 1999, or such other dates as may be specifically provided herein or as otherwise required by law for the Plan to satisfy the requirements of section 401(a) of the Code.

                  (b) Special Effective Dates: The following special effective dates apply with respect to the Plan, including the separate plans merged into the Plan effective January 1, 1999 and identified in section 1.1(b):
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                                       2

     (1) Section 3.6 shall be effective on and after December 12, 1994, in accordance with the requirements of section 414(u) of the Code.

     (2) For Plan Years beginning after December 31, 1997 and before January 1, 1999, the definition of compensation used to apply the limitations on contributions and benefits under section 415 of the Code shall include any elective deferral (as defined in section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of a Participant and which is not includible in the gross income of the Participant by reason of section 125 or 457 of the Code.

     (3) Section 2.31 shall be effective for Plan Years beginning after December 31, 1996.

     (4) Section 8.2(f) shall be effective for Plan Years beginning after December 31, 1996.

     (5) For Plan Years beginning after December 31, 1996, the family aggregation rules prescribed in sections 414(q) and 401(a)(17) of the Code shall no longer apply.

     (6) Sections 8.2(b) and (c) shall apply with respect to distributions made on or after the first Pay Period commencing on or after September 25, 1998.

     (7) Section 2.34 shall be effective for Plan Years beginning after December 31, 1996.

     (8) Sections 4.8 though 4.12 shall be effective for Plan Years beginning after December 31, 1996.

         1.4 Adoption of Plan. With the prior approval of the Senior Vice President of Human Resources of the Company or other officer to whom authority to approve participation by an entity is delegated by the Board of Directors, the Plan and Trust may be adopted by any corporation or other entity (hereinafter referred to as an Adopting Employer). Such adoption shall be made by the Adopting Employer taking the actions designated by the Administrator as appropriate to the proper adoption and operation of the Plan and Trust. In the event of the adoption of the Plan and Trust by an Adopting Employer, the Plan and Trust shall be interpreted in a manner consistent with such adoption. The Adopting Employers shall be listed in Exhibit A attached to this Plan.
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         1.5      Withdrawal of Adopting Employer.

                  (a) An Adopting Employer's adoption of this Plan may be terminated, voluntarily or involuntarily, at any time, as provided in this section.

                  (b) An Adopting Employer shall withdraw from the Plan and Trust if the Plan and Trust, with respect to that Adopting Employer, fail to qualify under sections 401(a) and 501(a) of the Code (or, in the opinion of the Administrator, they may fail to so qualify) and the continued sponsorship of that Adopting Employer may jeopardize the status with respect to the Company or the remaining Adopting Employers, of the Plan and Trust under sections 401(a) and 501(a) of the Code. The Adopting Employer shall receive at least thirty (30) days prior written notice of a withdrawal under this subsection, unless a shorter period is agreed to.

                  (c) An Adopting Employer may voluntarily withdraw from the Plan and Trust for any reason. Such withdrawal requires at least thirty (30) days written notice to the Administrator and the Trustee, unless a shorter period is agreed to.

                  (d) Upon withdrawal, the Trustee shall segregate the assets attributable to Employees of the withdrawn Adopting Employer, the amount thereof to be determined by the Administrator and the Trustee. The segregated assets shall be held, paid to another trust, distributed or otherwise disposed of as is appropriate under the circumstances; provided, however, that any transfer shall be for the exclusive benefit of Participants and their Beneficiaries. A withdrawal of an Adopting Employer from the Plan is not necessarily a termination under ARTICLE XIV. If the withdrawal is a termination, then the provisions of ARTICLE XIV shall also be applicable.

                                   ARTICLE II

                                   Definitions

        The following terms have the meaning specified below unless the context indicates otherwise:

          2.1 Account. The entire interest of a Participant in the Trust Fund. A Participant's Account shall consist of the following subaccounts: an Elective Deferral Account and, where applicable, an Employee After-Tax Contribution Account, a Matching Contribution Account, an ESOP Contribution Account, an Employer Contribution Account, a Rollover Contribution Account and a Qualified Nonelective Contribution Account. The Administrator may set up such additional subaccounts as it deems necessary for the proper administration of the Plan.

         2.2 Acquisition Loan. A loan or other extension of credit used by the Trustee to finance the acquisition of Common Stock with respect to the ESOP Portion of the Plan, which loan may constitute an extension of credit to the Trust from a party in interest (as defined in ERISA).
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                                       4

         2.3 Administrator. The person, persons, corporation, committee, group or organization designated to be the Administrator of the Plan and to perform the duties of the Administrator. Until and unless otherwise designated, the Administrator shall be the Company.

         2.4 Adopting Employers. Any corporation or other entity that elects to participate in the Plan on account of some or all of its Employees, provided that participation in the Plan by such entity is approved by the Senior Vice President of Human Resources of the Company or other officer to whom authority to approve participation by an entity is delegated by the Board of Directors. If an adopting entity does not participate in the Plan with respect to all of its Eligible Employees, the term "Adopting Employer" shall include only those divisions, operations or similar cohesive groups of the adopting entity that participate in the Plan. The Adopting Employers, and, if applicable, the divisions, operations or similar cohesive groups of such Adopting Employers that participate in the Plan, shall be listed in Exhibit A to this Plan.

         2.5 Affiliate. A trade or business that, together with an Adopting Employer is a member of (i) a controlled group of corporations within the meaning of section 414(b) of the Code; (ii) a group of trades or businesses (whether or not incorporated) under common control as defined in section 414(c) of the Code, or (iii) an affiliated service group as defined in section 414(m) of the Code, or which is an entity otherwise required to be aggregated with the Adopting Employer pursuant to section 414(o) of the Code. For purposes of
ARTICLE X, the determination of controlled groups of corporations and trades or businesses under common control shall be made after taking into account the modification required under section 415(h) of the Code. All such entities, whether or not incorporated, shall be treated as a single employer to the extent required by the Code.

         2.6 Authorized Leave of Absence. An absence approved by an Adopting Employer on a uniform and nondiscriminatory basis not exceeding one (1) year for any of the following reasons: illness of an Employee or a relative, the death of a relative, education of the Employee, or personal or family business of an extraordinary nature, provided in each case that the Employee returns to the service of the Adopting Employer within the time period specified by the Adopting Employer.

         2.7 Beneficiary. The person or persons (including a trust or trusts) who are entitled to receive benefits from a deceased Participant's Account after such Participant's death (whether or not such person or persons are expressly so designated by the Participant).

         2.8  Board of Directors.  The Board of Directors of Raytheon Company.

         2.9  Code.  The Internal Revenue Code of 1986, as amended.

         2.10 Common Stock.  Raytheon Company Class B common stock.

         2.11 Company.  Raytheon Company.

         2.12 Compensation.
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                                       5

                  (a) (1) Except as otherwise provided herein and in Exhibit C to this Plan, the base pay (including vacation and sick pay for unused vacation and sick leave), supervisory differentials, shift premiums and sales commissions paid to a Participant by the Employer, excluding all other earnings from any source.

                      (2) In all cases, however, notwithstanding any exclusions above, Compensation shall include any amount which would otherwise be deemed Compensation under this subsection 2.13(a) but for the fact that it is deferred pursuant to a salary reduction agreement under this Plan or under any plan described in section 401(k) or 125 of the Code.

                  (b) The Compensation of each Participant for any year shall not exceed one hundred fifty thousand dollars ($150,000), as adjusted for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Code.

                  (c) Unless otherwise indicated herein, Compensation shall be determined only on the basis of amounts paid during the Plan Year, including any Plan Year with a duration of fewer than twelve (12) months.

                  (d) The Compensation of a person who becomes a Participant during the Plan Year shall only include amounts paid after the date on which such person was admitted as a Participant.

         2.13 Current Market Value. The closing price of the Common Stock on the New York Stock Exchange on the Trade Day immediately preceding the Trade Day on which the Common Stock is allocated to the Participants' Accounts in accordance with the terms of the Plan.

         2.14 Disability. A Participant who is totally and permanently disabled by bodily injury or disease so as to be prevented from engaging in any occupation for compensation or profit. The determination of Disability shall be made by the Administrator with the aid of competent medical advice. It shall be based on such evidence as the Administrator deems necessary to establish Disability or the continuation thereof.

         2.15 Effective Date. The effective date of this amendment and restatement of the Plan shall be January 1, 1999, or such other dates as may be specifically provided in section 1.3 or as otherwise required by law for the Plan to satisfy the requirements of section 401(a) of the Code.

         2.16 Elective Deferral. A voluntary reduction of a Participant's Compensation in accordance with section 4.1(a) hereof that qualifies for treatment under section 402(e)(3) of the Code. A Participant's election to make Elective Deferrals may be made only with respect to an amount that the Participant could otherwise elect to receive in cash and that is not currently available to the Participant.

         2.17 Elective Deferral Account. That portion of a Participant's Account which is attributable to Elective Deferrals, adjusted for withdrawals and distributions, and the earnings and losses attributable thereto.
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                                       6

         2.18 Eligible Employee. A person who is an Employee of an Adopting Employer who:
               (a) is on a United States-Based Payroll;

               (b) is not employed in a position or classification within a bargaining unit which is covered by a collective bargaining agreement with respect to which retirement benefits were the subject of good faith bargaining (unless such agreement provides for coverage hereunder of Employees of such unit);

               (c) is not assigned on the books and records of the Employer to any division, operation or similar cohesive group of an Adopting Employer that is excluded from participation in the Plan by the Board of Directors or a duly authorized officer;

               (d) is not eligible to participate in the Raytheon Savings and Investment Plan or the Raytheon Savings and Investment Plan for Employees in Puerto Rico; and

               (e) is not a Leased Employee or any other person who performs services for an Adopting Employer other than as an Employee.

         2.19 Employee. Except to the extent otherwise provided herein, any person employed by an Employer who is expressly so designated as an employee on the books and records of the Employer and who is treated as such by the Employer for federal employment tax purposes. Any person who, after the close of a Plan Year, is retroactively treated by the Employer or any other party as an employee for such prior Plan Year shall not, for purposes of the Plan, be considered an Employee for such prior Plan Year unless expressly so treated as such by the Employer.

         2.20 Employee After-Tax Contributions. Voluntary contributions made by Participants on an after-tax basis in accordance with section 4.1(b) of the Plan.

         2.21 Employee After-Tax Contribution Account. That portion of a Participant's Account which is attributable to Employee After-Tax Contributions, adjustments for withdrawals and distributions, and the earnings and losses attributable thereto.

         2.22 Employer. An Adopting Employer and any Affiliate thereof (whether or not such Affiliate has elected to participate in the Plan).

         2.23 Employer Contributions. Any contribution by the Adopting Employers to the Trust pursuant to section 4.1(d).

         2.24 Employer Contribution Account. That portion of a Participant's Account which is attributable to Employer Contributions received pursuant to section 4.1(d), adjusted for withdrawals and distributions, and the earnings and losses attributable thereto.

         2.25 Employment Commencement Date. The date on which an individual first performs an Hour of Service with the Employer.
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                                       7

         2.26 ERISA. The Employee Retirement Income Security Act of 1974, as amended.

         2.27 ESOP Contributions. Any contribution by the Adopting Employers to the Trust pursuant to section 4.3(a).

         2.28 ESOP Contribution Account. That portion of a Participant's Account which is attributable to ESOP Contributions received pursuant to section 4.3(a), adjusted for withdrawals and distributions, and the earnings and losses attributable thereto.

         2.29 Fiduciary. Any person who exercises any discretionary authority or discretionary control over the management of the Plan, or exercises any authority or control respecting management or disposition of Plan assets; who renders investment advice for a fee or other compensation, direct or indirect, as to assets held under the Plan, or has any authority or discretionary responsibility in the administration of the Plan. This definition shall be interpreted in accordance with section 3(21) of ERISA.

         2.30 Financed Shares. Shares of Common Stock acquired by the Trust with the proceeds of an Acquisition Loan.

         2.31 Highly Compensated Employee.

              (a) Any Employee who:

                 (1) is a five percent (5%) owner at any time during the Plan Year or the preceding Plan Year; or

                 (2) for the preceding Plan Year received Compensation in excess of the amount specified in section 414(q)(1)(B)(i) of the Code.

              (b) A former Employee will be treated as a Highly Compensated Employee if the former Employee was a Highly Compensated Employee at the time of his or her separation from service or the former Employee was a Highly Compensated Employee at any time after attaining age fifty-five (55).

              (c) The dollar amount incorporated under subsection (a)(2) shall be adjusted as provided in section 414(q)(1) of the Code.

              (d) For purposes of this section, the term "Compensation" means compensation as defined under section 414(q)(4) of the Code.

              (e) This section shall be interpreted in a manner consistent with section 414(q) of the Code and the regulations thereunder and shall be interpreted to permit any elections permitted by such regulations to be made.
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                                       8

         2.32  Hour of Service.

                  (a) Any hour for which any person is directly or indirectly paid (or entitled to payment) by the Employer for the performance of duties as an Employee, as determined from the appropriate records of the Employer.

                  (b) In computing Hours of Service, a person shall also be credited with Hours of Service based on the person's previous customary service with the Employer (not exceeding either eight (8) hours per day or forty (40) hours per week), for the following periods:

                      (1) periods  (limited to a maximum of five hundred one
(501) hours for any single, continuous period) for which the person is directly or indirectly paid for reasons other than the performance of duties, such as vacation, holiday, sickness, disability, layoff, jury duty or military duty;

                      (2) periods for which any federal law requires that credit for service be given;

and

                      (3) periods for which back pay (irrespective of mitigation of damages) is either awarded or agreed to by the Employer.

                  (c) Hours of Service shall also include each hour for which an Employee is entitled to credit under subsection (a) as a result of employment with:

                      (1) a predecessor company substantially all the assets of which have been acquired by the Company, provided that where only a portion of the operations of a company has been acquired, only service with said acquired portion prior to the acquisition will be included and that the Employee was employed by said predecessor company at the time of acquisition; or

                      (2) a division, operation or similar cohesive group of the Employer excluded from participation in the Plan.

                  (d) The provisions of subsection (b) shall be further limited to prevent duplication by only permitting a person to receive credit for one (1) Hour of Service for any given hour.

                  (e) Hours of Service shall be computed and credited in accordance with the Department of Labor regulations under section 2530.200b.

         2.33 Layoff. An involuntary interruption of service due to reduction of work force with the possibility of recall to employment when conditions warrant.

         2.34 Leased Employee. Any person (other than an Employee) who, pursuant to an agreement between the Employer and any other person, has performed services for the Employer (or any related person as provided in section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year and such services are performed under primary direction or control of the Employer. Leased Employees are not eligible to participate in the Plan.
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                                       9

         2.35 Matching Contributions. Contributions made to the Trust in accordance with section 4.2 hereof.

         2.36 Matching Contribution Account. That portion of a Participant's Account which is attributable to Matching Contributions received pursuant to section 4.2, adjusted for withdrawals and distributions, and the earnings and losses attributable thereto.

         2.37 Normal Retirement Age. The Participant's sixty-fifth (65th) birthday.

         2.38 Participant. An individual who is enrolled in the Plan pursuant to
ARTICLE III and has not received a distribution of all of the funds credited to his or her Account (or had such funds fully forfeited). In the case of an Eligible Employee who makes a Rollover Contribution to the Plan under section 4.4(a)(3) prior to enrollment under ARTICLE III, such Eligible Employee shall, until he or she enrolls under ARTICLE III, be considered a Participant for the limited purposes of maintaining and receiving his or her Rollover Contribution Account under the terms of the Plan.

         2.39 Pay Period. A period scheduled by an Adopting Employer for payment of wages or salaries.

         2.40 Period of Participation. That portion of a Period of Service during which an Eligible Employee was a Participant and had an Elective Deferral Account in the Plan or another plan merged into this Plan and identified in section 1.1(b) (with no more than five (5) years of participation credited with respect to such merged plans).

         2.41 Period of Service. The period of time beginning on the Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on the Employee's Severance from Service Date.

         2.42 Period of Severance. The period of time beginning on the Employee's Severance from Service Date and ending on the Employee's Reemployment Commencement Date.

         2.43 Plan. The Raytheon Employee Savings and Investment Plan as amended from time to time.

         2.44 Plan Year. The annual twelve- (12) month period beginning on January 1 of each year and ending on December 31 of each year.

         2.45 Qualified Military Service. Any period of duty on a voluntary or involuntary basis in the United States Armed Forces, the Army National Guard and the Air National Guard when engaged in active duty for training, inactive duty for training or full-time National Guard duty, the commissioned corps of the Public Health Service and any other category of persons designated by the President of the United States in time of war or emergency. Such periods of duty shall include active duty, active duty for training, initial active duty for training, inactive duty training, full-time National Guard duty and absence from employment for an examination to determine fitness for such duty.
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                                       10

          2.46 Qualified Nonelective Contributions. Any contributions by the Adopting Employers to the Trust pursuant to section 4.1(c). Qualified Nonelective Contributions are one hundred percent (100%) vested when made and are subject to the special distribution restrictions prescribed in section 8.2(e).

         2.47 Qualified Nonelective Contribution Account. That portion of a Participant's Account that is attributable to Qualified Nonelective Contributions received pursuant to section 4.1(c), adjusted for withdrawals and distributions, and the earnings and losses attributable thereto.

         2.48 Recordkeeper. The organization designated by the Administrator to be the recordkeeper for the Plan. Until and unless otherwise designated, the Recordkeeper shall be Fidelity Investments.

         2.49 Reemployment Commencement Date. The first date on which the Employee performs an Hour of Service following a Period of Severance that is excluded under section 6.4 in determining whether a Participant has a nonforfeitable right to his or her Matching Contribution and ESOP Contribution Accounts.

         2.50 Retirement. A termination of employment that occurs after a Participant has either attained age 55 and completed a Period of Service of at least ten (10) years or has attained Normal Retirement Age.

         2.51 Rollover Contributions.  A transfer that qualifies under either section 402(c) or 403(a)(4) of the Code.

         2.52 Rollover Contribution Account. That portion of a Participant's Account which is attributable to Rollover Contributions received pursuant to section 4.4, adjusted for withdrawals and distributions, and the earnings and losses attributable thereto.

         2.53 Severance from Service. The termination of employment by reason of quit, Retirement, discharge, Layoff or death; or the failure to return from Authorized Leave of Absence, Qualified Military Service or Disability.

         2.54  Severance from Service Date.  The earliest of:

               (a) the date on which an Employee resigns, retires, is discharged, or dies; or

               (b) except as provided in paragraphs (c), (d), (e) and (f) hereof, the first anniversary of the first date of a period during which an Employee is absent for any reason other than resignation, retirement, discharge or death, provided that, on an equitable and uniform basis, the Administrator may determine that, in the case of a Layoff as the result of a permanent plant closing, the Administrator may designate the date of Layoff or other appropriate date before the first anniversary of the first date of absence as the Severance from Service Date; or
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                                       11

               (c) in the case of a Qualified Military Service leave of absence from which the Employee does not return before expiration of recall rights, Severance from Service Date means the first day of absence because of the leave; or

               (d) in the case of an absence due to Disability, Severance from Service Date means the earlier of the first anniversary of the first day of absence because of the Disability or the date of termination of the Disability; or

               (e) in the case of an Employee who is discharged or resigns
(i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child to the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, "Severance from Service Date, for the sole purpose of determining the length of a Period of Service, shall mean the first anniversary of the resignation or discharge; or

               (f) in the case of an Employee who is absent from service beyond the first anniversary of the first day of absence (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child to the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, the Severance from Service Date shall be the second anniversary of the first day of such absence. The period between the first and second anniversaries of the first day of absence is neither a Period of Service nor a Period of Severance.

          2.55 Surviving Spouse. A person who was legally married to the Participant immediately before the Participant's death.

          2.56 Trade Day. Days on which the Recordkeeper is able to make transfers of Plan assets.

          2.57 Trust. The Raytheon Company Master Trust for Defined Contribution Plans and any successor agreement made and entered into for the establishment of a trust fund of all contributions which may be made to the Trustee under the Plan.

          2.58  Trustee. The Trustee and any successor trustees under the Trust.

          2.59 Trust Fund. The cash, securities, and other property held by the Trustee for the purposes of the Plan.

          2.60 United States-Based Payroll. A payroll maintained by the Company or an adopting Employer that is designated as a United States payroll on the books and records of the Company or Adopting Employer and that is subject to United States Wage Withholding and reporting laws.

          2.61 Valuation Date. Any day that the New York Stock Exchange is open for trading.
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                                       12

                                   ARTICLE III

                                   Eligibility

         3.1 Eligibility Requirements. Each Eligible Employee who is a Participant in the Plan (or a plan that merged into the Plan and that is identified in Section 1.1(b)) on the Effective Date (or, if later, the date of plan merger) shall continue to participate in the Plan, in accordance with the terms and conditions of the Plan as amended and restated herein. Each other Eligible Employee and any person who subsequently becomes an Eligible Employee may join the Plan immediately following his or her Employment Commencement Date (or, if later, the date an Employee becomes an Eligible Employee).

         3.2 Procedure for Joining the Plan. Each Eligible Employee may join the Plan by communicating with the Recordkeeper in accordance with the instructions that will be made available to each Eligible Employee. An enrollment in the Plan shall not be deemed to have been completed until the Eligible Employee has designated: (i) a percentage by which his or her Compensation shall be reduced as an Elective Deferral in accordance with the requirements of section 4.1(a);
(ii) election of investment funds in accordance with ARTICLE V; (iii) one or more Beneficiaries; and (iv) such other information as specified by the Recordkeeper. Enrollment will be effective as of the first Pay Period following completion of enrollment for which it is administratively feasible to carry out such enrollment. The Administrator, in its discretion, may from time to time make exceptions and adjustments in the foregoing procedures on a uniform and nondiscriminatory basis.

         3.3 Transfer Between Adopting Employers to Position Covered by Plan. A Participant who is transferred to a position with another Adopting Employer in which the Participant remains an Eligible Employee will continue as an active Participant of the Plan.

         3.4 Transfer to Position Not Covered by Plan. If a Participant is transferred to a position with an Employer in which the Participant is no longer an Eligible Employee, the Participant will remain a Participant of the Plan with respect to contributions previously made but shall no longer be eligible to have Elective Deferrals made to the Plan on his or her behalf until he or she again becomes an Eligible Employee. In the event the Participant is subsequently transferred to a position in which he or she again becomes an Eligible Employee, the Participant may renew Elective Deferrals by communicating with the Recordkeeper and providing all of the information requested by the Recordkeeper. The renewal of Elective Deferrals will be effective as of the first Pay Period following receipt by the Recordkeeper of the requested information for which it is administratively feasible to re-enroll such Participant.

         3.5 Transfer to Position Covered by Plan. If an Employee who is not eligible to participate in the Plan by reason of his or her position with an Employer is transferred to a position that is eligible to participate in the Plan, such Employee may join the plan immediately following the effective date of the new position in accordance with the procedures prescribed Section 3.2.
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                                       13

         3.6 Treatment of Qualified Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to Qualified Military Service will be provided in accordance with section 414(u) of the Code.

                                   ARTICLE IV

                                  Contributions

         4.1      401(k) Portion of the Plan.

                  (a) (1) Elective Deferrals: Except as otherwise provided herein and in Exhibit C to this Plan, a Participant may authorize an Adopting Employer to reduce his or her Compensation on a pre-tax basis by an amount equal to any whole percentage of Compensation that does not exceed seventeen percent (17%) and to have such amount contributed to the Plan as an Elective Deferral.

                       (2) A Participant shall not be permitted to make Elective Deferrals during any calendar year in excess of seven thousand dollars ($7,000), as adjusted for increases in the cost-of-living in accordance with section 402(g)(5) of the Code. A Participant may affirmatively designate that in the event his or her Elective Deferrals are limited in accordance with the preceding sentence in this subsection (a)(2) and the Participant is eligible to make Employee After-Tax Contributions under section 4.1(b), all future deferrals of Compensation shall be on an after-tax basis and shall be re-characterized as Employee After-Tax Contributions under section 4.1(b). This re-characterization shall take effect as of the first Pay Period by which it is administratively feasible to make such re-characterization.

                    (3) Except as otherwise provided in Exhibit C to this Plan, the Elective Deferrals and Employee After-Tax Contributions (if applicable) made on behalf of each Participant shall not in the aggregate exceed seventeen percent (17%) of the Participant's Compensation for any Plan Year.

                    (4) A Participant may change his or her Elective Deferral percentage to increase or decrease said percentage by notifying the Recordkeeper, such change to take effect as of the first Pay Period by which it is administratively feasible to make such change.

                    (5) A Participant may not make Elective Deferrals with respect to Compensation that has already been made available to the Participant.

                (b) (1) Employee After-Tax Contributions: Except as otherwise provided herein and in Exhibit C to this Plan, the Eligible Employees of each Adopting Employer listed in Exhibit C to this Plan may authorize the Adopting Employer to reduce their Compensation on an after-tax basis by an amount equal to any whole percentage of Compensation that does not exceed seventeen percent (17%) and to have such amount contributed to the Plan as an Employee After-Tax Contribution.

                    (2) Except as otherwise provided in Exhibit C to this Plan, the Elective Deferrals and Employee After-Tax Contributions made on behalf of each Participant shall not in the aggregate exceed seventeen percent (17%) of the Participant's Compensation for any Plan Year.

                    (3) A Participant may change his or her Employee After-Tax Contribution percentage to increase or decrease said percentage by notifying the Recordkeeper, such change to take effect as of the first Pay Period by which it is administratively feasible to make such change.

                (c) (1) Qualified Nonelective Contributions -- Discretionary
Amounts: Each Plan Year the Adopting Employers may contribute to the Trust such amounts as determined by the Senior Vice President of Human Resources of the Company or other officer to whom authority to determine contributions is delegated by the Board of Directors, in his or her sole discretion. Any amounts contributed under this subsection are to be designated by the Adopting Employers as Qualified Nonelective Contributions.

                    (2) Qualified Nonelective Contributions - Specified Amounts:
Each Adopting Employer listed in Exhibit C to this Plan shall make Qualified Nonelective Contributions on behalf of its Eligible Employees in accordance with the Qualified Nonelective Contribution formula prescribed in Exhibit C to this Plan.

                    (3) Qualified Nonelective Contributions -- Service Contract Act Reconciliation

     Amounts: Each Plan Year the Adopting Employers may contribute to the Trust such amounts as determined by the Senior Vice President of Human Resources of the Company or other officer to whom authority to determine contributions is delegated by the Board of Directors, in his or her sole discretion, consisting of the entire amount or any part of any deficiency between health and welfare and/or pension contributions actually made under a contract covered by the Service Contract Act and the amount of such contribution or contributions required by a wage determination issued under the contract. Such amount shall be calculated in accordance with the formula specified in 29 CFR Section 4.175 as follows:

        The total amount contributed for a month, calendar or contract quarter, or other specified time is divided by the total hours worked under the contract by service employees subject to the Act during the period in question to determine an hourly contribution rate.

The difference between the contribution rate required in the determination and the actual contribution may be contributed to the Plan on behalf of each Eligible Employee for purposes of fulfilling the Employer's fringe benefit obligations under the Service Contract Act.

                    (d) Employer Contributions: Each Adopting Employer listed in Exhibit C to this Plan shall make Employer Contributions on behalf of its Eligible Employees in accordance with the Employer Contribution formula prescribed in Exhibit C to this Plan.

         4.2 Stock Bonus Portion of the Plan - Matching Contributions. Each Adopting Employer listed in Exhibit C to this Plan shall make Matching Contributions on behalf of its Eligible Employees in accordance with the Matching Contribution formula prescribed in Exhibit C to this Plan.

         4.3 ESOP Portion of the Plan.

             (a) ESOP Contributions: Each Adopting Employer listed in Exhibit C to this Plan shall make an ESOP Contribution equal to one-half of one percent (0.5%) of its Eligible Employees' Compensation for each Plan Year. The ESOP Contribution may be made in cash, Common Stock or a combination thereof at the discretion of the Adopting Employers. Within a reasonable period of time before the allocation to individual accounts as specified in subsection (b) below, the Trustee shall use the ESOP Contribution, to the extent not contributed in Common Stock, to acquire Common Stock which will be held by the Trustee for the benefit of the eligible Participants in the Plan.

             (b) Allocation of ESOP Contribution: As soon as administratively feasible after the ESOP Contribution is made to the Plan, the Administrator shall allocate the ESOP Contribution to the eligible Participants who received Compensation during such Plan Year. The ESOP Contribution (consisting of Common Stock and any residual cash) shall be allocated to those eligible Participants in the same ratio as each such Participant's Compensation for the Plan Year bears to the Total Compensation of all such eligible Participants for the Plan Year.

         4.4 Rollover Contributions.

             (a) Participants may transfer into the Plan Qualifying Rollover Amounts from other qualified plans or Conduit IRAs, subject to the following terms and conditions:

                  (1) the transferred funds are received by the Trustee no later than sixty (60) days from receipt by the Participant of a distribution from another qualified plan or, in the event that the funds are transferred from a Conduit IRA, no later than sixty (60) days from the date that the Participant receives such funds from the individual retirement account;

                 (2) the Rollover Contributions transferred pursuant to this section 4.4(a) shall be credited to the Participant's Rollover Contribution Account and will be invested upon receipt by the Trustee; and

                 (3) a Rollover Contribution will not be accepted unless (A) the Employee on whose behalf the Rollover Contribution will be made is either a Participant or an Eligible Employee who has notified the Administrator that he or she intends to become a Participant as of the first date on which he or she is eligible therefor, and (B) all required information, including selection of specific investment accounts, is provided to the Recordkeeper.

             (b) For purposes of this section, the following terms shall have the meanings specified:

                 (1) Qualifying Rollover Amounts. Amounts that can be transferred to the Plan under either section 402(c), 403(a)(4) or 408(d)(3)(A)(ii) of the Code.

                 (2) Conduit IRA. An  individual retirement account described in section 408(d)(3)(A)(ii) of the Code.

         4.5      Direct Transfers.

                  (a) The Plan shall accept a transfer of assets, including elective transfers in accordance with Treas. Regs. section 1.411(d)-4 Q&A-3(b) and transfers in connection with a plan merger, directly from another plan qualified under section 401(a) of the Code only if the Administrator, in its sole discretion, agrees to accept such a transfer. In determining whether to accept such a transfer, the Administrator shall consider the administrative inconvenience engendered by such a transfer and any risks to the continued qualification of the Plan under section 401(a) of the Code. Acceptance of any such transfer shall not preclude the Administrator from refusing any such subsequent transfers.

                  (b) Any transfer of assets accepted under this subsection shall be separately accounted for at all times and shall remain subject to the provisions of the transferor plan (as it existed at the time of such transfer) to the extent required by section 411(d)(6) of the Code (including, but not limited to, any rights to qualified joint and survivor annuities and qualified preretirement survivor annuities) as if such provisions were part of the Plan. In all other respects, however, such transferred assets will be subject to the provisions of this Plan. The Administrator may, but is not required to, describe in Exhibit B to this Plan the special provisions that must be preserved under section 411(d)(6) of the Code, if any, following the transfer of assets from another plan in accordance with this subsection (b).

                  (c) Assets accepted under this section shall be nonforfeitable. Notwithstanding the preceding sentence, assets transferred in connection with the plan mergers identified in section 1.1(b) shall vest in accordance with the provisions of ARTICLE VI.

         4.6 Refund of Contributions to the Adopting Employers. Notwithstanding the provisions of ARTICLE XII, if, or to the extent that, any Adopting Employer's deductions for contributions made to the Plan are disallowed, such Adopting Employer will have the right to obtain the return of any such contributions for a period of one (1) year from the date of disallowance. For this purpose, all contributions are made, other than Employee After-Tax Contributions, subject to the condition that they are deductible under the Code for the taxable year of the Adopting Employers for which the contributions are made. Furthermore, any contribution made on the basis of a mistake in fact may be returned to the Adopting Employers within one (1) year from the date such contribution was made.

         4.7 Payment. The Adopting Employers shall pay to the Trustee in U.S. currency, or by other property acceptable to the Trustee, all contributions for each Plan Year within the time prescribed by law, including extensions granted by the Internal Revenue Service, for filing the federal income tax return of the Company for its taxable year in which such Plan Year ends. Unless designated by the Adopting Employers as nondeductible, all contributions made, other than Employee After-Tax Contributions, shall be deemed to be conditioned on their current deductibility under section 404 of the Code.

         4.8      Limits for Highly Compensated.

                  (a) Elective Deferrals, Employee After-Tax Contributions, Matching Contributions and Qualified Nonelective Contributions allocable to the Accounts of Highly Compensated Employees shall not in any Plan Year exceed the limits specified in this section. The Administrator may make the adjustments authorized in this section to ensure that the limits of subsection (b) (or any other applicable limits) are not exceeded, regardless of whether such adjustments affect some Participants more than others. This section shall be administered and interpreted in accordance with sections 401(k) and 401(m) of the Code.

                  (b)(1) The Actual Deferral Percentage of the Highly Compensated Employees shall not exceed, in any Plan Year, the greater of:

                          (A) one hundred twenty-five percent (125%) of the
Actual Deferral Percentage for all other Eligible Participants; or

                          (B) the lesser of two hundred percent (200%) of the
Actual Deferral Percentage for all other Eligible Participants or the Actual Deferral Percentage for the other Eligible Participants plus two (2) percentage points.

                      (2) The Actual Contribution Percentage of the Highly Compensated Employees shall not exceed, in any Plan Year, the greater of:

                          (A) one hundred twenty five percent (125%) of the
Actual Contribution Percentage for all other Eligible Participants; or

                          (B) the lesser of two hundred percent (200%) of the
Actual Contribution Percentage for all other Eligible Participants or the Actual Contribution Percentage for the other Eligible Participants plus two (2) percentage points.

                      (3) The sum of the Actual Deferral Percentage and the Actual Contribution Percentage for the Highly Compensated Employees shall not exceed, in any Plan Year, the sum of:

                         (A) one hundred twenty-five percent (125%) of the
greater of:

                  (i) the Actual Deferral Percentage of the other Eligible Participants; or
                 (ii) the Actual Contribution Percentage of the other Eligible Participants; and

                          (B) two plus the lesser of:

                  (i) the amount in paragraph (3)(A)(i); or

                 (ii) the amount in paragraph (3)(A)(ii); provided that the amount in this paragraph (3)(B) shall not exceed two hundred percent (200%) of the lesser of the amount in paragraph (3)(A)(i) or the amount in paragraph
(3)(A)(ii).

                      (4) The limitations under section 4.8(b)(3) shall be modified to reflect any higher limitations provided by the Internal Revenue Service under regulations, notices or other official statements.

               (c) The following terms shall have the meanings specified:

(1) Actual Contribution Percentage. The average of the ratios for a designated group of Employees (calculated separately for each Employee in the group) of the sum of the Matching Contributions (other than those treated as part of the Actual Deferral Percentage), Qualified Nonelective Contributions (other than those treated as part of the Actual Deferral Percentage), Employee After-Tax Contributions and Elective Deferrals (other than those treated as part of the Actual Deferral Percentage) allocated for the applicable year on behalf of the Participant, divided by the Participant's Compensation for such applicable year. The "applicable year" for determining the Actual Contribution Percentage for the group of Highly Compensated Employees shall be the current Plan Year. For all other Eligible Participants, the "applicable year" for determining the Actual Contribution Percentage shall be the current Plan Year, unless, in accordance with the procedures prescribed by the Internal Revenue Service, the Administrator elects to use the immediately preceding Plan Year. In the event the Administrator elects to use the immediately preceding Plan Year for this purpose for any Plan Year, the Administrator shall so indicate in Exhibit D to this Plan.

(2) Actual Deferral Percentage. The average of the ratios for a designated group of Employees (calculated separately for each Employee in the group) of the sum of the Elective Deferrals, Qualified Nonelective Contributions and Matching Contributions (that the Company elects to have treated as part of the Actual Deferral Percentage) allocated for the applicable year on behalf of a Participant, divided by the Participant's Compensation for such applicable year. The "applicable year" for determining the Actual Deferral Percentage for the group of Highly Compensated Employees shall be the current Plan Year. For all other Eligible Participants, the "applicable year" for determining the Actual Deferral Percentage shall be the current Plan Year, unless in accordance with the procedures prescribed by the Internal Revenue Service, the Administrator elects to use the immediately preceding Plan Year. In the event the Administrator elects to use the immediately preceding Plan Year for this purpose for any Plan Year, the Administrator shall so indicate in Exhibit D to this Plan.

(3) Compensation. To the extent regulations permit the definition of Compensation in ARTICLE II to be used, then such definition shall be applied for purposes of this ARTICLE; provided, however, that to the extent such definition is not so permitted, then Compensation shall include all compensation required to be counted under section 414(s) of the Code; provided further, however, that this definition shall not apply for purposes of the definition of Highly Compensated Employee in section 2.21.

(4) Eligible Participant. Any Employee of the Company who is authorized under the terms of the Plan to make Elective Deferrals, Employee After-Tax Contributions or have Qualified Nonelective Contributions allocated to his or her Account for the Plan Year.

                  (d) For purposes of determining whether a plan satisfies the Actual Contribution Percentage test of section 401(m), all Employee and matching contributions that are made under two (2) or more plans that are aggregated for purposes of section 401(a)(4) and 410(b) (other than section 410(b)(2)(A)(ii)) are to be treated as made under a single plan and that if two (2) or more plans are permissively aggregated for purposes of section 401(m), the aggregated plans must also satisfy section 401(a)(4) and 410(b) as though they were a single plan.

                  (e) In calculating the Actual Contribution Percentage for purposes of section 401(m), the actual contribution ratio of a Highly Compensated Employee will be determined by treating all plans subject to section 401(m) under which the Highly Compensated Employee is eligible (other than those that may not be permissively aggregated) as a single plan.

                  (f) For purposes of determining whether a plan satisfies the Actual Deferral Percentage test of section 401(k), all elective contributions that are made under two (2) or more plans that are aggregated for purposes of section 401(a)(4) or 410(b) (other than section 410(b)(2)(A)(ii)) are to be treated as made under a single plan and that if two (2) or more plans are permissively aggregated for purposes of section 401(k), the aggregated plans must also satisfy sections 401(a)(4) and 410(b) as though they were a single plan.

                  (g) In calculating the Actual Deferral Percentage for purposes of section 401(k), the actual deferral ratio of a Highly Compensated Employee will be determined by treating all cash or deferred arrangements under which the Highly Compensated Employee is eligible (other than those that may not be permissively aggregated) as a single arrangement.

                  (h) An elective contribution will be taken into account under the Actual Deferral Percentage test of section 401(k)(3)(A) of the Code for a Plan Year only if it is allocated to the Employee as of a date within that Plan Year. For this purpose, an elective contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the elective contribution is actually paid to the Trust no later than twelve (12) months after the Plan Year to which the contribution relates.

         4.9      Correction of Excess Contributions.

                  (a) Excess Contributions shall be corrected as provided in this section. The Administrator may also prevent anticipated Excess Contributions as provided in this section. The Administrator may use any method of correction or prevention provided in this section or any combination thereof, as it determines in its sole discretion. This section shall be administered and interpreted in accordance with sections 401(k) and 401(m) of the Code.

                  (b) The Administrator may refuse to accept any or all prospective Elective Deferrals to be contributed by a Participant.

                  (c) (1) The Company may, in its sole discretion, elect to contribute, as provided in section 4.1(b), a Qualified Nonelective Contribution in an amount necessary to satisfy any or all of the requirements of section 4.8.

                      (2) Qualified Nonelective Contributions for a Plan Year shall only be allocated to the Accounts of Participants who are not Highly Compensated Employees. Qualified Nonelective Contributions shall be allocated first to the Participant with the lowest Compensation for that Plan Year and any remaining Qualified Nonelective Contributions thereafter shall be allocated to the Participant with the next lowest Compensation for that Plan Year. This allocation method shall continue in ascending order of Compensation until all such Qualified Nonelective Contributions are allocated. The allocation to any Participant shall not exceed the limits under section 415 of the Code. If two or more Participants have identical Compensation, the allocations to them shall be proportional.

                     (3) Qualified Nonelective Contributions for a Plan Year shall be contributed to the Trust within twelve (12) months after the close of such Plan Year.

                     (4) Qualified Nonelective Contributions shall only be allocated to Participants who receive Compensation during the Plan Year for which such contribution is made.

                  (d) The Administrator may, during a Plan Year, distribute to a Participant (or such Participant's Beneficiary if the Participant is deceased), any or all Excess Contributions or Excess Deferrals (whether Elective Deferrals, Company Contributions or Qualified Nonelective Contributions) allocable to that Participant's Account for that Plan Year, notwithstanding any contrary provision of the Plan. Such distribution may include earnings or losses (if any) attributable to such amounts, as determined by the Administrator.

                  (e) (1) The Administrator may recharacterize any or all Excess Contributions for a Plan Year as Employee contributions in accordance with the provisions of this subsection. Any Excess Contributions that are so recharacterized shall be treated as if the Participant had elected to instead receive cash Compensation on the earliest date that any Payroll Reduction Contribution made on behalf of the Participant during the Plan Year would have been received had the Participant originally elected to receive such amount in cash and then contributed such amount as an Employee contribution. To the extent required by the Internal Revenue Service, however, such recharacterized Excess Contributions shall continue to be treated as if such amounts were not recharacterized.

                      (2) The Administrator shall report any recharacterized Excess Contributions as Employee contributions to the Internal Revenue Service and to the affected Participants at such times and in accordance with such procedures as are required by the Internal Revenue Service. The Administrator shall take such other actions regarding the amounts so recharacterized as may be required by the Internal Revenue Service.

                      (3) Excess Contributions may not be recharacterized under this subsection more than two and one-half (2 1/2) months after the close of the Plan Year to which the recharacterization relates. Recharacterization is deemed to occur when the Participant is so notified (as required by the Internal Revenue Service).

                       (4) The amount of Excess Contributions to be distributed or recharacterized shall be reduced by excess deferrals previously distributed for the taxable year ending in the same Plan Year and Excess Deferrals to be distributed for a taxable year will be reduced by Excess Contributions previously distributed or recharacterized for the Plan beginning in such taxable year.

                   (f)(1) The Administrator may distribute any or all Excess Contributions for a Plan Year in accordance with the provisions of this subsection. Such distribution may only occur after the close of such Plan Year and within twelve (12) months of the close of such Plan Year. In the event of the termination of the Plan, such distribution shall be made within twelve (12) months after such termination. Such distribution shall include the income allocable to the amounts so distributed, as determined under this subsection. The Administrator may make any special allocations of earnings or losses necessary to carry out the provisions of this subsection. A distribution of an Excess Contribution under this subsection may be made without regard to any notice or consent otherwise required pursuant to sections 411(a)(11) and 417 of the Code.

                      (2)(A) The income allocable to Excess Contributions distributed under this subsection shall equal the allocable gain or loss for the Plan Year. Income includes all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stock, bonds, annuity and life insurance contracts, and other property, without regard to whether such appreciation has been realized.

                         (B) The allocable gain or loss for the Plan Year may be
determined under any reasonable method consistently applied by the Administrator. Alternatively, the Administrator may, in its discretion, determine such allocable gain or loss for the Plan Year under the method set forth in subparagraph (C).

                         (C) Under this method, the allocable gain or loss for
the Plan Year is determined by multiplying the income for the Plan Year allocable to Elective Deferrals (and amounts treated as Elective Deferrals) by a fraction, the numerator of which is the Excess Contributions by the Participant for the Plan Year and the denominator of which is the total Account balance of the Participant attributable to Elective Deferrals (and amounts treated as Elective Deferrals) as of the beginning of the Plan Year, increased by any Elective Deferrals (and amounts treated as Elective Deferrals) by the Participant for the Plan Year.

                      (3) Amounts distributed under this subsection (or other provisions of this section) shall first be treated as distributions from the Participant's subaccounts in the following order:

                          (A) from the Participant's Payroll Reduction
Contribution subaccount (if such Excess Contribution is attributable to Elective Deferrals);
                          (B) from the Participant's Qualified Nonelective
Contribution subaccount (if such Excess Contribution is attributable to Qualified Nonelective Contributions); and

                          (C) from the Participant's Company Contribution
subaccount (if such Excess Contribution is attributable to Company
Contributions).

                  (g)(1) The term "Excess Contribution" shall mean, with respect to a Plan Year, the excess of the Elective Deferrals (including any Qualified Nonelective Contributions and Matching Contributions that are treated as Elective Deferrals under sections 401(k)(2) and 401(k)(3) of the Code) on behalf of eligible Highly Compensated Employees for the Plan Year over the maximum amount of such contributions permitted under sections 401(k)(2) and 401(k)(3) of the Code.

                     (2) Any distribution of Excess Contributions for a Plan Year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each such Highly Compensated Employee.

                     (3) The amount of Excess Contributions to be distributed or recharacterized shall be reduced by Excess Deferrals previously distributed for the taxable year ending in the same Plan Year and Excess Deferrals to be distributed for a taxable year will be reduced by Excess Contributions previously distributed or recharacterized for the Plan beginning in such taxable year.

         4.10     Correction of Excess Deferrals.

                  (a) Excess Deferrals shall be corrected as provided in this section. The Administrator may also prevent anticipated Excess Deferrals as provided in this section. The Administrator may use any method of correction or prevention provided in this section or any combination thereof, as it determines in its sole discretion. A distribution of an Excess Deferral under this section may be made without regard to any notice or consent otherwise required pursuant to sections 411(a)(11) and 417 of the Code. This section shall be administered and interpreted in accordance with sections 401(k) and 402(g) of the Code.

                  (b) The Administrator may refuse to accept any or all prospective Elective Deferrals to be contributed by a Participant.

                  (c) (1) The Administrator may distribute any or all Excess Deferrals to the Participant on whose behalf such Excess Deferrals were made before the close of the Applicable Taxable Year. Distributions under this subsection include income allocable to the Excess Distribution so distributed, as determined under this subsection.

                      (2) Distribution under this subsection shall only be made if all the following conditions are satisfied:

                          (A) the Participant seeking the distribution
designates the distribution as an Excess Deferral;

                          (B) the distribution is made after the date the
Excess Deferral is received by the Plan; and

                          (C) the Plan designates the distribution as a
distribution of an Excess Deferral.

                      (3) The income allocable to the Excess Deferral distributed under this subsection shall be determined in the same manner as under subsection (d)(3), except that income shall only be determined for the period from the beginning of the Applicable Taxable Year to the date on which the distribution is made.

                  (d)(1) The Administrator may distribute any or all Excess Deferrals to the Participant on whose behalf such Excess Deferrals were made after the close of the Applicable Taxable Year. Distribution under this subsection shall only be made if the Participant timely provides the notice required under subsection (d)(2) and such distribution is made after the Applicable Taxable Year and before the first April 15 following the close of the Applicable Taxable Year. Distributions under this subsection shall include income allocable to the Excess Deferrals so distributed, as determined under this subsection.

                     (2) Any Participant seeking a distribution of an Excess Deferral in accordance with this subsection must notify the Administrator of such request no later than the first March 15 following the close of the Applicable Taxable Year. The Administrator may agree to accept notification received after such date (but before the first April 15 following the close of the Applicable Taxable Year) if it determines that it would still be administratively practicable to make such distribution in view of the delayed notification. The notification required by this subsection shall be deemed made if a Participant's Elective Deferrals to the Plan in any Plan Year create an Excess Deferral.

                     (3) The income allocable to the Excess Deferral distributed under this subsection shall be determined in the same manner as under section 4.9(f)(2), except that the term "Excess Deferrals" shall be substituted for "Excess Contributions" and the term "Applicable Taxable Year" shall be substituted for "Plan Year." The Administrator may make any special allocations of earnings or losses necessary to carry out the provisions of this subsection.

                  (e) The following terms shall have the meanings specified:

                      (1) Applicable Taxable Year. The taxable year (for federal income tax purposes)of the Participant in which an Excess Deferral must be included in gross income (when made) in accordance with section 402(g) of the Code.

                      (2) Excess Deferral. A Participant's Elective Deferrals (and other contributions limited by section 402(g) of the Code), for an Applicable Taxable Year that are in excess of the limits imposed by section 402(g) of the Code for such Applicable Taxable Year.

         4.11     Correction of Excess Aggregate Contributions.

                  (a) Excess Aggregate Contributions shall be corrected as provided in this section. The Administrator may use any method of correction or prevention provided in this section or any combination thereof, as it determines in its sole discretion. This section shall be administered and interpreted in accordance with sections 401(k) and 401(m) of the Code.

                  (b) The Administrator may refuse to accept any or all prospective Elective Deferrals to be contributed to a Participant.

                  (c) (1) The Company may, in its sole discretion, elect to contribute, as provided in section 4.1(b), a Qualified Nonelective Contribution in an amount necessary to satisfy any or all of the requirements of section 4.8.

                      (2) Qualified Nonelective Contributions for a Plan Year shall only be allocated to the Accounts of Participants who are not Highly Compensated Employees. Qualified Nonelective Contributions shall be allocated first to the Participant with the lowest Compensation for that Plan Year and any remaining Qualified Nonelective contributions thereafter shall be allocated to the Participant with the next lowest compensation for that Plan Year. This allocation method shall continue in ascending order of Compensation until all such Qualified Nonelective Contributions are allocated. The allocation to any Participant shall not exceed the limits under section 415 of the Code. If two or more Participants have identical Compensation, the allocations to them shall be proportional.

                       (3) Qualified Nonelective Contributions for a Plan Year shall be contributed to the Trust within twelve (12) months after the close of such Plan Year.

                      (4) Qualified Nonelective Contributions shall only be allocated to Participants who receive Compensation during the Plan Year for which such contribution is made.

                  (d) The Administrator may, during a Plan Year, distribute to a Participant (or such Participant's Beneficiary if the Participant is deceased), any or all Excess Aggregate Contributions allocable to that Participant's Account for that Plan Year, notwithstanding any contrary provision of the Plan. Such distribution may include earnings or losses (if any) attributable to such amounts, as determined by the Administrator.

                  (e)(1) The Administrator may forfeit any or all Excess Aggregate Contributions for a Plan Year in accordance with the provisions of this subsection. The amounts so forfeited shall not include any amounts that are nonforfeitable under section 6.5.

                     (2) Any forfeitures under this subsection shall be made in accordance with the procedures for distributions under subsection (f) except that such amounts shall be forfeited instead of being distributed.

                  (f)(1) The Administrator may distribute any or all Excess Aggregate Contributions for a Plan Year in accordance with the provisions of this subsection. Such distribution may only occur after the close of such Plan Year and within twelve (12) months of the close of such Plan Year. Such distributions shall be specifically designated by the Administrator as a distribution of Excess Aggregate Contributions. In the event of the complete termination of the Plan, such distribution shall be made within twelve (12) months after such termination. Such distribution shall include the income allocable to the amounts so distributed, as determined under this subsection. The Administrator may make any special allocations of earnings or losses necessary to carry out the provisions of this subsection. A distribution of an Excess Aggregate Contribution under this subsection may be made without regard to any notice or consent otherwise required pursuant to sections 411(a)(11) and 417 of the Code.

                      (2)(A)The income allocable to Excess Aggregate Contributions distributed under this subsection shall equal the allocable gain or loss for the Plan Year. Income includes all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stock, bonds, annuity and life insurance contracts, and other property, without regard to whether such appreciation has been realized.

                         (B) The allocable gain or loss for the Plan Year may be
determined under any reasonable method consistently applied by the Administrator. Alternatively, the Administrator may, in its discretion, determine such allocable gain or loss for the Plan Year under the method set forth in subparagraph (C).

                         (C) Under this method, the allocable gain or loss for
the Plan Year is determined by multiplying the income for the Plan Year allocable to employee contributions, matching contributions and amounts treated as matching contributions by a fraction, the numerator of which is the Excess Aggregate Contributions for the Participant for the Plan Year and the denominator of which is the total Account balance of the Participant attributable to employee contributions, matching contributions and amounts treated as matching contributions as of the beginning of the Plan Year, increased by the employee contributions, matching contributions and amounts treated as matching contributions for the Participant for the Plan Year.

                      (3) Amounts distributed under this subsection (or other provisions of this section) shall first be treated as distributions from the Participant's subaccounts in the following order:

                         (A) from the Participant's Employee After-Tax
Contribution subaccount (if such Excess Aggregate Contribution is attributable to Employee After-Tax Contributions);

                         (B) from the Participant's Qualified Nonelective
Contribution subaccount (if such Excess Aggregate Contribution is attributable to Qualified Nonelective Contributions); and

                         (C) from the Participant's Company Contribution
subaccount (if such Excess Aggregate Contribution is attributable to Company Contributions).

                  (g) (1) The term "Excess Aggregate Contribution" shall mean, with respect to a Plan Year, the excess of the aggregate amount of the matching contributions and employee contributions (including any Qualified Nonelective Contributions or elective deferrals taken into account in computing the Actual Contribution Percentage) actually made on behalf of eligible Highly Compensated Employees for the Plan Year over the maximum amount of such contributions permitted under section 401(m)(2)(A) of the Code.

                      (2) The terms "employee contributions" and "matching contributions" shall, for purposes of this section, have the meanings set forth in Treas. Reg. Section 1.401(m)-1(f).

                      (3) Any distribution of Excess Aggregate Contributions for a Plan Year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each such Highly Compensated Employee.

         4.12 Correction of Multiple Use.

              (a) If the limitations of Treas. Reg. ss.1.401(m)-2 are exceeded for any Plan Year, then correction shall be made in accordance with the provisions of this section. This section shall be administered and interpreted in accordance with sections 401(k) and 401(m) of the Code.

                  (b) Any correction required by this section shall be calculated and administered in accordance with the provisions for correcting Excess Contributions (in section 4.9), Excess Aggregate Contributions (in section 4.11) or both, as the Administrator determines in its sole discretion. Any correction required by this section, to the extent possible, shall be made only with respect to those Highly Compensated Employees who are eligible in both the arrangement subject to section 401(k) of the Code and the Plan, as subject to section 401(m) of the Code.

                                    ARTICLE V

                             Investment of Accounts

         5.1      Election of Investment Funds.

                  (a) Except as otherwise prescribed in subsections (b), (c) and
(d) below, upon enrollment in the Plan, each Participant shall direct that the funds in the Participant's Account be invested in increments of one percent (1%) in one or more of the investment options designated by the Administrator, which may include designated investment funds, specific investments or both. The investment choices made available shall be sufficient to allow compliance with section 404(c) of ERISA.

                  (b) Except as otherwise prescribed in Exhibit C to this Plan, Matching Contributions made with respect to Plan Years beginning on and after January 1, 1999 must be invested in Common Stock until the beginning of the fifth (5th) Plan Year following the Plan Year for which such contributions are made. Thereafter, a Participant may designate the investment of the Matching Contribution funds in accordance with the provisions of subsection (a) above. Notwithstanding anything herein to the contrary, the five-year restriction prescribed in this subsection (b) shall no longer apply immediately following a Participant's Severance from Service or on or after January 1 of the calendar year in which a Participant attains age 55.

                  (c) Except as otherwise determined by the Administrator, amounts held in a Participant's ESOP Contribution Account shall be invested in Common Stock. Notwithstanding the preceding sentence, any Participant who has attained age 55 and completed a Period of Participation of at least ten (10) years shall be permitted to direct that up to twenty-five percent (25%) of the total number of shares of Common Stock (rounded to the nearest whole integer) allocated to the Participant's ESOP Contribution Account as of the December 31 immediately preceding each Plan Year during the Qualified Election Period may be invested among the otherwise available investment options under the Plan in accordance with the provisions of subsection (a) above. With respect to a qualified Participant's final diversification election, fifty percent (50%) is substituted for twenty-five percent (25%) in determining the amount subject to the diversification election. Any direction to diversify hereunder may be made within 90 days after the close of each Plan Year during the Participant's Qualified Election Period, as defined below. Any direction made during the applicable 90-day period following any Plan Year may be revoked or modified at any time during such 90-day period. The diversification of the ESOP Contribution Account as provided herein shall be made through the sale by the Trustee of the number of shares of Common Stock directed by the Participant. The amount that may be invested among the otherwise available investment options under the Plan shall be equal to the proceeds of such sale. Any such diversification shall be implemented no later than the 180th day of the Plan Year in which the Participant's direction is made. All such directions shall be in accordance with any notice, rulings, or regulations or other guidance issued by the Internal Revenue Service with respect to section 401(a)(28)(B) of the Code. For the purposes of this section, the term "Qualified Election Period" shall mean the six (6) Plan Year period beginning with the later of the Plan Year in which the Participant attains age 55 or completes a Period of Participation of ten (10) years.

                  (d) Notwithstanding subsection (e) below, the Administrator shall maintain a General Motors Class H Stock Fund ("Fund H") and Raytheon Company Class A Stock Fund ("Fund I") as investment options under the Plan, subject to the limitations prescribed in this subsection (d), for four (4) complete Plan Years following the Effective Date; provided, however, that if at any time prior to the expiration of such four (4) year period, the aggregate fair market value of the assets invested in either Fund H or Fund I falls below five percent (5%) of the highest fair market value of the assets invested in Fund H or Fund I, respectively, the Administrator may, with six (6) months written notice to affected Participants, eliminate Fund H or Fund I, as applicable, as investment options under the Plan. Notwithstanding the foregoing, the Administrator may eliminate one or both funds at any time if the Administrator determines in good faith that such elimination is necessary under applicable law (including without limitation the prudence requirements of ERISA). When Fund H and Fund I are eliminated in accordance with this section 5.1(d), Participants with assets invested in Fund H or Fund I, as applicable, shall direct the transfer of such assets to other funds available under the Plan or, if no such election is made, the Administrator shall transfer such assets to a low risk fixed income fund as determined by the Administrator in its discretion. The only assets that may be invested in Fund H or Fund I are the General Motors Class H Stock Fund and Raytheon Company Class A Stock Fund, respectively, directly transferred to the Plan in connection with the mergers identified in Section 1.1(b). A Participant may not direct that any other funds in the Participant's Account be invested in Fund H or Fund I.

                  (e) In its discretion, the Administrator may from time to time designate new funds and, where appropriate, preclude investment in existing funds and provide for the transfer of Accounts invested in those funds to other funds selected by the Participant or, if no such election is made, to a low risk fixed income fund as determined by the Administrator in its discretion.

                  (f) Except as otherwise prescribed in subsections (b), (c) and
(d) above, a Participant's investment election will apply to the entire Account of the Participant.

                  (g) In establishing rules and procedures under section 5.1, the following shall apply: (1) Each Participant, Beneficiary or Alternate Payee shall affirmatively elect to self-direct the investment of assets in his or her Account, but such election may provide for default investments in the absence of specific directions from such Participant, Beneficiary or Alternate Payee.

                      (2) The investment directions of a Participant shall continue to apply after that Participant's death or incompetence until the Beneficiary (or, if there is more than one Beneficiary for that Account, all of the Beneficiaries), guardian or other representatives provide contrary direction.

                      (3) The Administrator may decline to implement investment designations if such investment, in the Administrator's judgment:

                          (A) would result in a prohibited transaction under
section 4975 of the Code;

                          (B) would generate income taxable to the Trust Fund;

                          (C) would not be in accordance with the Plan and
Trust;

                          (D) would cause a Fiduciary to maintain the indicia
of ownership of any assets of the Trust Fund outside the jurisdiction of the district courts of the United States other than as permitted by section 404(b) of ERISA and Labor Reg. ss.2550.404(b)-1;

                          (E) would jeopardize the Plan's tax qualified status
under the Code;

                          (F) could result in a loss in excess of the amount
credited to the Account; or

                          (G) would violate any other requirements of the Code
or ERISA.

                      (4) Except as otherwise prescribed in subsections (b), (c) and (d) above, the Administrator may establish reasonable restrictions on the frequency with which investment directions may be given, consistent with section 404(c) of ERISA.

                      (5) The Administrator may establish limits on the use of brokers, investment counsel or other advisors that may be utilized, including specifying that all investments must be made through a designated broker or brokers.

                      (6) The Administrator may establish limits on the types of investments that are permitted.

                  (h) Except as otherwise prescribed in subsections (b), (c) and
(d) above, the Administrator shall establish such rules and procedures as may be advisable or necessary to carry out the provisions of this section, with such rules and procedures being consistent with section 404(c) of ERISA.

                  (i) The Administrator shall establish such rules and procedures as may be advisable or necessary to reasonably ensure that all transactions involving the investment funds comply with all applicable laws, including the securities laws.

         5.2 Change in Investment Allocation of Future Deferrals. Except as otherwise prescribed in sections 5.1(b), (c) and (d), each Participant may elect to change the investment allocation of future contributions effective as of the first Trade Day subsequent to notice to the Recordkeeper by which it is administratively feasible to make such change. Any changes must be made either in increments of one percent (1%) of the Participant's Account or in a specified whole dollar amount and must result in a total investment of one hundred percent (100%) of the Participant's Account.

         5.3 Transfer of Account Balances Between Investment Funds. Except as otherwise prescribed in sections 5.1(b), (c) and (d), each Participant may elect to transfer all or a portion of the amount in his or her Account between investment funds effective as of the first Trade Day following notice to the Recordkeeper by which it is administratively feasible to carry out such transfer. In determining the amount of the transfer, the Participant's Account shall be valued as of the close of business on the Trade Day on which notice is received; provided, however, that in any case where the notice is received after 4:00 p.m. Eastern Time (daylight or standard, whichever is in effect on the date of the call), the Account shall be valued as of the close of business on the next Trade Day. Such transfers must be made in either one percent (1%) increments of the entire Account or in a specified amount in whole dollars and, as of the completion of the transfer, must result in investment of one hundred percent (100%) of the Account. Transfers shall be effected by telephone notice to the Recordkeeper.

         5.4 Ownership Status of Funds. The Trustee shall be the owner of record of the Plan assets. The Administrator shall have records maintained as of the Valuation Date for each investment option allocating a portion of the investment option to each Participant who has elected that his or her Account be invested in such investment option. The records shall reflect each Participant's portion of Common Stock, Raytheon Company Class A common stock and General Motors Class H common stock in cash and unitized shares of stock and shall reflect each Participant's portion of all other investment options as may be established by the Administrator in a cash amount.

         5.5 Voting Rights. Participants whose Accounts are invested in Common Stock or Raytheon Company Class A common stock on the last business day of the second month preceding the record date (the "Voting Eligibility Date") for any meeting of stockholders have the right to instruct the Trustee as to voting at such meeting. The number of votes is determined by dividing the value of the shares in the Participant's Account by the closing price of the respective classes of stock on the Voting Eligibility Date. If the Trustee has not received instructions from a Participant as to voting of shares within a specified time, then the Trustee shall not vote those shares. If a Participant furnishes the Trustee with a signed vote direction card without indicating a voting choice thereon, the Trustee shall vote the Participant's shares as recommended by management. In addition, each Participant shall have the right to accept or reject any tender or exchange offer for shares of the respective classes of stock. The Trustee shall vote (or tender or exchange) all combined fractional shares of the respective classes of stock to the extent possible in the same proportion as the shares which have been voted (or tendered or exchanged) by each Participant. Any instructions as to voting (or tender or exchange) received from an individual Participant shall be held in confidence by the Trustee and shall not be divulged to the Adopting Employers or to any officer or employee thereof or to any other person.

         5.6      Allocation of Earnings.

                  (a)(1) The Administrator, as of each Valuation Date, shall adjust the amounts credited to the Accounts (including Accounts for persons who are no longer Employees) so that the total of such Account balances equals the fair market value of the Trust Fund assets as of such Valuation Date. Except as otherwise provided herein, any changes in the fair market value of the Trust Fund assets since the preceding Valuation Date shall be charged or credited to each Account in the ratio that the balance in each such Account as of the preceding Valuation Date bears to the balances in all Accounts as of that Valuation Date with appropriate adjustments to reflect any distributions, allocations or similar adjustments to such Account or Accounts since that Valuation Date.

                     (2) To the extent that separate investment funds are established (as provided in section 5.1(a)), the adjustments required by subsection (a)(1) shall be made by applying subsection (a)(1) separately for each such investment fund so that any changes in the net worth of each such investment fund are charged or credited to the portion of each Account invested in such investment fund in the ratio that the portion of each such Account invested in such investment fund as of the preceding Valuation Date (reduced by any distributions made from that portion of such Account since that Valuation
Date) bears to the total amount credited to such investment funds as of that Valuation Date (reduced by distributions made from such investment fund since that Valuation Date).

                     (3) Interim valuations, in accordance with the foregoing procedure, may be made at such time or times as the Administrator directs.

                  (b) The Administrator may, in its sole discretion, direct the Trustee to segregate and separately invest any Trust Fund assets. If any assets are segregated in this fashion, the earnings or losses on such assets shall be determined apart from other Trust assets and shall be adjusted on each Valuation Date, or at such other times as the Administrator deems necessary, in accordance with this section.

                                   ARTICLE VI

                                     Vesting

         6.1 Elective Deferral, Employee After-Tax Contribution, Rollover Contribution and Qualified Nonelective Contribution Accounts. Each Participant shall have a nonforfeitable right to all amounts in the Participant's Elective Deferral, Employee After-Tax Contribution, Rollover Contribution and Qualified Nonelective Contribution Accounts.

         6.2 Matching, ESOP and Employer Contribution Accounts. Except as otherwise prescribed in Exhibit C to this Plan, each Participant shall have a nonforfeitable right to his or her entire Account, including the Participant's Matching, ESOP and Employer Contribution Accounts.

         6.3      Forfeitures.

                  (a) In the event that a Participant incurs a Severance from Service before attaining a nonforfeitable right to his or her Matching, ESOP or Employer Contributions, the Matching, ESOP or Employer Contribution Accounts will be forfeited as of the first day of the month immediately following the earliest of: (i) the date on which the Participant incurs a Period of Severance of five (5) consecutive years; (ii) death; or (iii) the date on which the Participant's Elective Deferral Account is distributed in accordance with
ARTICLE VIII. Forfeitures of Matching, ESOP or Employer Contributions will be used to reduce future contributions of the Adopting Employers to the Plan.

                  (b) If, in connection with his or her Severance from Service, a Participant received a distribution of a portion of his or her entire Account when he or she did not have a nonforfeitable right to his or her Matching, ESOP or Employer Contribution Account, the Matching, ESOP or Employer Contributions that were forfeited, unadjusted by any subsequent gains or losses, shall be restored if he or she again becomes an Employee before incurring a Period of Severance of five (5) consecutive years.

         6.4      Break in Service Rules

                  (a) Periods of Service. In determining the length of a Period of Service, the Administrator shall include all Periods of Service, except the following Periods of Service shall not be taken into account:

(1) in the case of a Participant who has never had a vested account balance, the Period of Service before any Period of Severance which equals or exceeds five
(5) consecutive years; and (2) in the case of a Participant who has had a vested account balance and who has incurred a Period of Severance which equals or exceeds five (5) years, the Period of Service after such Period of Severance shall not be taken into account for purposes of determining the nonforfeitable interest of such Participant in the Matching or ESOP Contributions allocated to his or her Account before such Period of Severance.

                  (b) Periods of Severance. In determining the length of a Period of Service, the Administrator shall include any period of time beginning on an Employee's Severance from Service Date and ending on the date on which he or she is next credited with an Hour of Service, provided that such Hour of Service is credited within the twelve- (12) consecutive month period following such Severance from Service Date.

                  (c) Other Periods. In making the determinations described in subsections (a) and (b) of this section, the second, third, and fourth consecutive years of a Layoff (from the first anniversary of the last day paid to the fourth anniversary of the last day paid) and any period in excess of one
(1) year of an Authorized Leave of Absence shall be regarded as neither a Period of Service nor a Period of Severance.

                                   ARTICLE VII

                             In-Service Withdrawals

         7.1      Elective Deferrals and Qualified Nonelective Contributions.

                  (a) Subject to the terms and conditions prescribed in section 7.5, a Participant may withdraw all or a portion of his or her Elective Deferral Account or Qualified Nonelective Contribution Account either (1) on or after attainment of age fifty-nine and one-half (59 1/2), or (2) in the event of a hardship.

                  (b) In order to be entitled to a hardship withdrawal under this section, a Participant must satisfy the requirements of both subsection (c) and subsection (d). Whether a Participant is entitled to a withdrawal under this section is to be determined by the Administrator in accordance with nondiscriminatory and objective standards.

                  (c) (1) A Participant will be deemed to have experienced an immediate and heavy financial need necessary to satisfy the requirements of this subsection if the withdrawal is on account of:

                          (A) medical  expenses  described in section  213(d)
of the Code incurred by the Participant, the Participant's spouse or any dependents of the Participant;

                          (B) the purchase (excluding mortgage payments) of a
principal resident of the Participant;

                          (C) payment of tuition for the next twelve (12) months
of post-secondary education for the Participant or his or her spouse, children or dependents; or

                          (D) the need to prevent the eviction of the
Participant from his or her principal residence or the foreclosure on the mortgage of the Participant's principal residence.

                      (2) The Administrator may, on the basis of such evidence it deems relevant, determine that the Participant has experienced an immediate and heavy financial need for reasons other than those enumerated above in this subsection.

                  (d)(1) A withdrawal under this subsection will be deemed necessary to satisfy an immediate and heavy financial need of the Participant if it satisfies the requirements of this subsection. To the extent the amount of the withdrawal would be in excess of the amount required to relieve the financial need of the Participant or to the extent such need may be satisfied from other resources that are reasonably available to the Participant, such withdrawal shall not satisfy the requirements of this subsection. For purposes of this subsection, a Participant's resources shall be deemed to include those assets of his or her spouse or minor children that are reasonably available to the Participant.

                     (2) A withdrawal may be treated as necessary to satisfy a financial need if the Administrator reasonably relies upon the Participant's representation that the need cannot be relieved:

                        (A) through reimbursement or compensation by insurance or otherwise;

                        (B) by reasonable liquidation of the Participant's assets to the extent such liquidation would not itself cause an immediate and heavy financial need;

                        (C) by cessation of Elective Deferrals under the Plan for at least twelve (12) months after receipt of the hardship withdrawal; or

                        (D) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Adopting Employers or by any other employer or by borrowing from commercial sources on reasonable commercial terms.

                  (e) If a Participant receives a withdrawal for reasons of financial hardship, the Participant's Elective Deferrals shall be reduced to four percent (4%) (or such lower percentage as the Participant shall thereafter designate), if in excess thereof as of the date of the distribution, and shall not be increased during the twelve (12) months immediately subsequent to the date of distribution.

         7.2 Employee After-Tax Contributions. Subject to the terms and conditions prescribed in section 7.5, a Participant may withdraw all or a portion of his or her Employee After-Tax Contribution Account.

         7.3 Matching Contributions and Employer Contributions. Subject to the terms and conditions prescribed in section 7.5, after completion of a Period of Participation of five (5) years or more, a Participant may withdraw all or a portion of his or her Matching Contribution Account or Employer Contribution Account.

         7.4 Rollover Contributions. Subject to the terms and conditions prescribed in section 7.5, a Participant may withdraw all or a portion of his or her Rollover Contribution Account.

         7.5 General Terms and Conditions. All in-service withdrawals are subject to the following terms and conditions:

             (a) In-service withdrawals of less than five hundred dollars ($500) will not be permitted.

             (b) In determining the amount of any in-service withdrawal, the Participant's Account shall be valued as of the close of business on the Trade Day on which notice is received; provided, however, that in any case where the notice is received after 4:00 p.m. Eastern Time (daylight or standard, whichever is in effect on the date of the call), the Account shall be valued as of the close of business on the next Trade Day.

             (c) Payment of the amount withdrawn will be made as soon as administratively feasible after the effective date of the withdrawal.

             (d) In-service withdrawals from a Participant's Account will generally be made in cash. However, in-service withdrawals from Accounts invested in Common Stock, General Motors Class H common stock or Raytheon Company Class A common stock will be made in cash or stock (with cash for fractional or unissued shares) as elected by the Participant.

             (e) Funds for in-service withdrawals will be taken on a pro-rata basis against the Participant's investment balances in his or her Account.

             (f) In-service withdrawals may not be redeposited in the Plan.

             (g) The Administrator may adopt such other rules and procedures as it deems necessary, in its sole discretion, to properly administer the in-service withdrawal provisions in this ARTICLE.

                              ARTICLE VIII

                            Distribution of Benefits

         8.1      General.

                  (a) Except as otherwise provided in Exhibit B to this Plan (or otherwise required by section 4.5(b)), all benefits payable under this Plan shall be paid in the manner and at the times specified in this ARTICLE.

                  (b) All payment methods and distributions shall comply with the requirements of sections 401(a)(4) and 401(a)(9) of the Code and the regulations thereunder and, if necessary, shall be interpreted to so comply. All distributions shall comply with the incidental death benefit requirement of section 401(a)(9)(G) of the Code. Distributions shall comply with the regulations under section 401(a)(9) of the Code, including Treas. Reg. ss.1.401(a)(9)-2. The provisions of the Plan reflecting section 401(a)(9) of the Code override any distribution provisions in the Plan inconsistent with section 401(a)(9) of the Code.

         8.2      Commencement of Benefits.

                  (a) A Participant (or Beneficiary) shall be entitled to a distribution of the nonforfeitable portion of his or her Account upon Severance from Service (or if earlier, an event described in subsections (e)(3), (4) and (5)).

                  (b) Except as otherwise provided in this section 8.2, payment of benefits to a Participant (or Beneficiary) shall commence within a reasonable period of time following the Participant's Severance from Service (or if earlier, an event described in subsections (e)(3), (4) and (5)).

                  (c) If the value of the nonforfeitable portion of the Participant's Account exceeds the maximum amount prescribed in section 411(a)(11) of the Code, then payment to the Participant shall not commence without the Participant's written consent, except as otherwise required by
Section 8.2(f). Such written consent must be obtained no more than ninety (90) days before the commencement of the distribution. Notwithstanding the preceding provisions of this subsection (c), all distributions to a Participant's Beneficiary shall commence within a reasonable period of time following the Participant's death (no consent of the Beneficiary is required).

                  (d) Unless a Participant elects otherwise, distribution to the Participant shall commence no later than sixty (60) days after the close of the Plan Year in which the latest of the following events occurs:

                     (1) attainment by the Participant of Normal Retirement Age;

                     (2) the tenth (10th) anniversary of the date on which Participant commenced participation in the Plan; or

                     (3) Participant's Severance from Service.

                  (e) Distribution of the nonforfeitable portion of a Participant's Account attributable to Elective Deferrals and Qualified Nonelective Contributions shall generally commence in accordance with the general provisions of this section 8.2, but in no event before the earliest of:

                     (1) the Participant's Severance from Service;

                     (2) the Participant's attainment of age fifty-nine and one-half (59 1/2);

                     (3) the termination of the Plan without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan);

                    (4) the disposition of substantially all of the assets used by the Employer in a trade or business of the Employer but only with respect to an Employee who continues employment with the entity acquiring such assets;

                    (5) the disposition of the Employer's interest in a subsidiary, but only with respect to an Employee who continues employment with such subsidiary.

                  (f) A Participant who has attained age seventy and one-half (70 1/2) and is subject to the mandatory distribution requirements of section 401(a)(9) of the Code shall receive a lump sum distribution of his or her entire Account at the time distributions must commence in order to comply with such requirements. If additional amounts are allocated to such Participant's Account following such lump sum distribution, additional lump sum distributions of his or her entire Account shall be made at such times any mandatory distributions are required to comply with section 401(a)(9) of the Code. Such payments shall be made notwithstanding any contrary provisions of the Plan or election made by such Participant.

                  (g) If a Participant dies before the time when distribution is considered to have commenced in accordance with applicable regulations, then any remaining nonforfeitable portion of the Participant's Account shall be distributed within five (5) years after the Participant's death. If a distribution is considered to have commenced in accordance with the applicable regulations before the Participant's death, the remaining nonforfeitable portion of the Participant's Account shall be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

         8.3 Form of Distribution.

                  (a) Distributions under the Plan shall be made only in the form of a single, lump-sum payment of the entire nonforfeitable portion of the Participant's Account.

                  (b) Distribution of the nonforfeitable portion of the Participant's Account that is invested in Common Stock, Raytheon Company Class A common stock (if any) or General Motors Class H common stock (if any) shall be made in cash or in-kind, at the election of the Participant (or Beneficiary). All other distributions under the Plan shall be made in cash (or cash equivalent).

         8.4 Determination of Amount of Distribution. In determining the amount of any distribution hereunder, the nonforfeitable portion of a Participant's Account shall be valued as of the close of business on the Trade Day on which notice is received; provided, however, that in any case where the telephone notice is received after 4:00 p.m. Eastern Time (daylight or standard, whichever is in effect on the date of the call), the Account shall be valued as of the close of business on the next Trade Day.

         8.5      Direct Rollovers.

                  (a) A Participant may elect that all or any portion of a distribution that would otherwise be paid as an Eligible Rollover Distribution shall instead be transferred as a Direct Rollover.

                  (b) The Administrator shall determine and apply rules and procedures as it deems reasonable with respect to Direct Rollovers. The Administrator may change such rules and procedures from time to time and shall not be bound by any previous rules and procedures it has applied.

                  (c) The following terms shall have the meanings specified:

                      (1) Direct Rollover. An available distribution that is paid directly to an Eligible Retirement Plan for the benefit of the distributee.

                      (2) Distributee. A Participant or former Participant. In addition, the Participant's or former Participant's Surviving Spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                      (3) Eligible Retirement Plan. An individual retirement account described in section 408(a) of the Code, an individual retirement annuity (other than an endowment contract) described in section 408(b) of the Code, a qualified trust described in section 401(a) of the Code if such qualified trust is part of a plan that permits acceptance of Direct Rollovers or an annuity plan described in section 403(a) of the Code. In the case of a Direct Rollover for the benefit of the spouse or former spouse of a Participant, the term "Eligible Retirement Plan" shall only include an individual retirement account described in section 408(a) of the Code and an individual retirement annuity (other than an endowment contract) described in section 408(b) of the Code.

                      (4) Eligible Rollover Distribution. Any distribution under the Plan to a Participant, a Participant's spouse or a Participant's former spouse, except for the following:

                          (A) Any distribution to the extent the distribution is
required under section 401(a)(9) of the Code.

                          (B) The portion of any distribution that is not
includable in gross income (determined without regard to the exclusion for net unrealized appreciation described in section 402(e)(4) of the Code).

                          (C) Returns of elective deferrals described in Treas.
Reg. ss.1.415-6(b)(6)(iv) that are returned as a result of the limitations under section 415 of the Code.

                          (D) Corrective distributions of excess contributions
and excess deferrals under qualified cash or deferred arrangements as described in Treas. Reg. ss.1.401(k)-1(f)(4) and ss.1.402(g)-1(e)(3), respectively, and corrective distributions of excess aggregate contributions as described in Treas. Reg. ss.1.401(m)-1(e)(3), together with the income allocable to these corrective distributions.

                          (E) Loans treated as distributions under section 72(p)
of the Code and not excepted by section 72(p)(2) of the Code.

                          (F) Loans in default that are deemed distributions.

                          (G) Dividends paid on employer securities as
described in section 404(k) of the Code.

                          (H) The costs of life insurance coverage.

                          (I) Similar items designated by the Internal Revenue
Service in revenue rulings, notices, and other guidance of general applicability.

         8.6      Notice and Payment Elections.

                  (a) The Administrator shall provide Participants or other Distributees of Eligible Rollover Distributions with a written notice designed to comply with the requirements of section 402(f) of the Code. Such notice shall be provided within a reasonable period of time before making an Eligible Rollover Distribution.

                  (b) Any elections concerning the payment of benefits under this ARTICLE shall be made on a form prescribed by the Administrator. The Participant or other Distributee shall submit a completed form to the Administrator at least thirty (30) days before payment is scheduled to commence, unless the Administrator agrees to a shorter time period. Any election made under this section shall be revocable until thirty (30) days before payment is scheduled to commence.

                  (c) An election to have payment made in a Direct Rollover shall only be valid if the Participant or other Distributee provides adequate information to the Administrator for the implementation of such Direct Rollover and such reasonable verification as the Administrator may require that the transferee is an Eligible Retirement Plan.

         8.7      Qualified Domestic Relations Orders.

                  (a) Notwithstanding any contrary provision of the Plan, payments shall be made in accordance with any judgment, decree or order determined to be a Qualified Domestic Relations Order.

                  (b) (1) If the Plan receives a Domestic Relations Order, the Administrator shall promptly notify the Participant and each Alternate Payee of the receipt of such order and of the Plan's procedures for determining whether such order is a Qualified Domestic Relations Order. The Administrator shall, within a reasonable period after receipt of such order, determine whether it is a Qualified Domestic Relations Order and notify the Participant and each Alternate Payee of that determination.

                      (2) During any period in which the issue of whether a Domestic Relations Order is a Qualified Domestic Relations Order is being determined, the Administrator shall separately account for the amounts that would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order.

                  (c) (1) A Domestic Relations Order meets the requirements of this subsection only if such order clearly specifies the following:

                          (A) the name and last known mailing address (if any)
of the Participant and the name and mailing address of each Alternate Payee covered by the order;

                          (B) the amount or the percentage of the Participant's
benefits to be paid by the Plan to each such Alternate Payee or the manner in which such amount or percentage is to be determined;

                          (C) the number of payments or period to which such
order applies; and

                          (D) each plan to which such order applies.

                      (2) A Domestic Relations Order meets the requirements of this subsection only if such order does not:

                          (A) require the Plan to provide any type or form of
benefit or any option not otherwise provided under the Plan;

                         (B) require the Plan to provide increased benefits
(determined on the basis of actuarial value); and

                         (C) does not require the payment of benefits to an
Alternate Payee that is required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

                  (d) A domestic relations order shall not be treated as failing to meet the requirements of section 8.7(c)(2)(A) solely because such order requires that payment of benefits be made to an Alternate Payee:

                      (1) in the case of any payment before a Participant has separated from service, on or after the date on which the Participant attains (or would have attained) the Earliest Retirement Date;

                      (2) as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the present value of the benefits actually accrued and not taking into account the present value of any employer subsidy for early retirement); and

                      (3) in any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a qualified joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

                  (e) A domestic relations order shall not be treated as failing to meet the requirements of section 8.7(c)(2)(A) solely because such order requires that payment of benefits be made to an Alternate Payee at a date before the Participant is entitled to receive a distribution. Such distribution shall be made to such Alternate Payee notwithstanding any contrary provision of the Plan.

                  (f) The following terms shall have the meanings specified:

                      (1) Alternate Payee. Any spouse, former spouse, child or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to benefits under the Plan with respect to such Participant.

                     (2) Domestic Relations Order. A judgment, decree or order relating to child support, alimony or marital property rights, as defined in section 414(p)(1)(B) of the Code.

                     (3) Earliest Retirement Date. The earlier of:

                         (A) the date on which the  Participant is entitled to
a distribution under the Plan; or

                         (B) the later of:

                             (i) the date the Participant attains age fifty
(50); or

                             (ii) the earliest date on which the Participant
could begin receiving benefits under the Plan if the Participant separated from service.

                     (4) Qualified Domestic Relations Order. A Domestic Relations Order that satisfies the requirements of subsection (c) and section 414(p)(1)(A) of the Code.

                  (g) If an Alternate Payee entitled to payment under this
section is the spouse or former spouse of a Participant and payment will otherwise be made in an Eligible Rollover Distribution, then such spouse or former spouse may elect that all, or any portion, of such payment shall instead be transferred as a Direct Rollover. Such Direct Rollover shall be governed by the requirements of section 8.5.

                  (h) If a Domestic Relations Order directs that payment be made to an Alternate Payee before the Participant's Earliest Retirement Date and such Domestic Relations Order otherwise qualifies as a Qualified Domestic Relations Order, then the Domestic Relations Order shall be treated as a Qualified Domestic Relations Order and such payment shall be made to the Alternate Payee, even though the Participant is not entitled to receive a distribution under the Plan because he or she continues to be an Employee of the Employer.

                  (i) This section shall be interpreted and administered in accordance with section 414(p) of the Code.

         8.8      Designation of Beneficiary.

                  (a) A Participant may designate a Beneficiary (including successive or contingent Beneficiaries) in accordance with this section 8.8. Such designation shall be on a form prescribed by the Administrator, may include successive or contingent Beneficiaries, shall be effective upon receipt by the Administrator and shall comply with such additional conditions and requirements as the Administrator shall prescribe. The interest of any person as Beneficiary shall automatically cease on his or her death and any further payments from the Plan shall be made to the next successive or contingent Beneficiary.

                  (b) A Participant may change his or her Beneficiary designation from time to time, without the consent or knowledge of any previously designated Beneficiary, by filing a new Beneficiary designation form with the Administrator in accordance with subsection (a).

                  (c) If a Participant dies without a designated Beneficiary surviving, the person or persons in the following class of successive beneficiaries surviving, any testamentary devise or bequest to the contrary notwithstanding, shall be deemed to be the Participant's Beneficiary: the Participant's (1) spouse, (2) children and issue of deceased children by right of representation, (3) parents, (4) brothers and sisters and issue of deceased brothers and sisters by right of representation, or (5) executors or administrators. If no Beneficiary can be located during the period of seven (7) years from the date of death, the Participant's Account shall be treated in the same manner as a forfeiture under section 6.3(a).

                  (d) Notwithstanding the foregoing provisions of this section, if a Participant is married at the time of his or her death, such Participant shall be deemed to have designated his or her surviving spouse as Beneficiary, unless such Participant has filed a Beneficiary designation under subsection (a) and such spouse has consented in writing to the election (acknowledging the effect of the election and specifically acknowledging the nonspouse Beneficiary) and such consent was witnessed by either the Administrator (or its delegate) or a notary public. Such consent shall not be required if the Participant does not have a spouse or the spouse cannot be located. Such consent shall not be required if the Participant is legally separated from his or her spouse or the Participant has been abandoned (under applicable local law) and the Participant has a court order to such effect, unless a Qualified Domestic Relations Order provides otherwise. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

         8.9      Lost Participant or Beneficiary.

                  (a) All Participants and Beneficiaries shall have the obligation to keep the Administrator informed of their current address until such time as all benefits due have been paid.

                  (b) If any amount is payable to a Participant or Beneficiary who cannot be located to receive such payment, such amount may, at the discretion of the Administrator, be forfeited; provided, however, that if such Participant or Beneficiary subsequently claims the forfeited amount, it shall be reinstated and paid to such Participant or Beneficiary. Such reinstatement may, in the Administrator's sole discretion, be made from contributions by one or more Adopting Employers, forfeitures or Trust earnings, and shall be treated as a special allocation that supersedes the normal allocation rules.

                  (c) If the Administrator has not, after due diligence, located a Participant or Beneficiary who is entitled to payment within three (3) years after the Participant's Severance from Service, then, at the discretion of the Administrator, such person may be presumed deceased for purposes of this Plan. Any such presumption of death shall be final, conclusive and binding on all parties.

         8.10 Payments to Incompetents. If a Participant or Beneficiary entitled to receive any benefits hereunder is adjudicated to be legally incapable of giving valid receipt and discharge for such benefits, the benefits may be paid to the duly authorized personal representative of such Participant or Beneficiary.

         8.11 Offsets. Any transfers or payments made from a Participant's Account to a person other than the Participant pursuant to the provisions of this Plan shall reduce the Participant's Account and offset any amounts otherwise due to such Participant. Such transfers or payments shall not be considered a forfeiture for purposes of the Plan.

         8.12 Income Tax Withholding. To the extent required by section 3405 of the Code, distributions and withdrawals from the Plan shall be subject to federal income tax withholding.

                                   ARTICLE IX

                                      Loans

         9.1 Availability of Loans. Participants may borrow against all or a portion of the nonforfeitable balance in the Participant's Account, subject to the limitations set forth in this ARTICLE. Participants who have incurred a Severance from Service will not be eligible for a Plan loan.

         9.2 Minimum Amount of Loan. No loan of less than five hundred dollars ($500) will be permitted.

9.3 Maximum Amount of Loan. No loan in excess of fifty percent (50%) of the Participant's nonforfeitable Account balance will be permitted. In addition, limits imposed by the Internal Revenue Code and any other requirements of applicable statute or regulation will be applied. Under the current requirements of the Internal Revenue Code, a loan cannot exceed the lesser of one-half (1/2) of the value of the Participant's nonforfeitable Account balance or fifty thousand dollars ($50,000) reduced by the excess of (a) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan was made over (b) the outstanding balance of loans from the Plan on the date on which such loan was made.

         9.4 Effective Date of Loans. Loans will be effective as specified in the Administrator's rules then in effect.

         9.5 Repayment Schedule. The Participant may select a repayment schedule of one, two, three, four or five (1, 2, 3, 4 or 5) years. If the loan is used to acquire any dwelling which, within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the Participant, the repayment period may be extended up to fifteen (15) years at the election of the Participant. All repayments will be made through payroll deductions in accordance with the loan agreement executed at the time the loan is made, except that, in the event of the sale of all or a portion of the business of the Employer or one of the Adopting Employers, or other unusual circumstances, the Administrator, through uniform and equitable rules, may establish other means of repayment. The loan agreement will permit repayment of the entire outstanding balance in one lump-sum and the repayment of any portion of the outstanding balance at any time (with appropriate adjustment to the remaining payment schedule as determined by the Administrator, in its sole discretion, on a uniform and nondiscriminatory basis). The repayment schedule shall provide for substantially level amortization of the loan. Loan repayments will be suspended under this Plan as permitted under section 414(u) of the Code.

         9.6 Limit on Number of Loans. Except as otherwise provided herein, no more than two (2) loans may be outstanding at any time. If a Participant has more than two (2) loans outstanding on January 1, 1999, or thereafter on account of a transfer of assets from another plan in accordance with section 4.5, the Participant may not obtain a new loan until he or she has less than two (2) loans outstanding. The Administrator may, notwithstanding the foregoing provisions, alter the requirements of this section 9.6, or sections 9.3 or 9.5.

         9.7 Interest Rate. The interest rate for a loan pursuant to this ARTICLE will be equal to the prime rate published in The Wall Street Journal on the first business day in December, March, June and September of each year. The rate published on the first business day in December will apply to loans which are made at any time during the period January 1 through March 31; the rate published on the first business day of March will apply to loans which are made at any time during the period April 1 through June 30; the rate published on the first business day in June will apply to loans which are made at anytime during the period July 1 through September 30; the rate published on the first business day in September will apply to loans which are made at any time during the period October 1 through December 31. For purposes of this section 9.7, a loan is considered to be made when the loan proceeds are made available to the Participant.

         9.8 Effect Upon Participant's Account. Upon the granting of a loan to a Participant by the Administrator, the allocations in the Participant's Account to the respective investment funds will be reduced on a pro rata basis and replaced by the loan balance which will be designated as an asset in the Account. Such reduction shall be effected by reducing the Participant's Account in the following sequence, with no reduction of the succeeding Accounts until prior Accounts have been exhausted by the loan: Matching Contribution Account; Elective Deferral Account; ESOP Contribution Account, Rollover Contribution Account; and Employee After-Tax Contribution Account. Upon repayment of the principal and interest, the loan balance will be reduced, the Participant Accounts will be increased in the reverse order in which they were exhausted by the loan, and the loan payments will be allocated to the respective investment funds in accordance with the investment election then in effect.

         9.9 Effect of Severance From Service and Nonpayment. In the event that a loan remains outstanding upon the Severance from Service of a Participant, the Participant will be given the option of continuing to repay the outstanding loan. In any case where payments on the outstanding loan are not made within ninety (90) days of the Participant's Severance from Service Date, the amount of any unpaid principal will be deducted from the Participant's account and reported as a distribution. If, as a result of layoff or Authorized Leave of Absence, a Participant, although still in a Period of Service, is not being compensated through the Employer's payroll system, loan payments will be suspended until the earliest of the first pay date after the Participant returns to active employment with the Employer, the Participant's Severance from Service Date, or the expiration of twelve (12) months from the date of the suspension. In the event the Participant does not return to active employment with the Employer, the Participant will be given the option of continuing to repay the outstanding loan. If the Participant fails to resume payments on the loan, the outstanding loan will be reported as a taxable distribution. In no event, however, shall the loan be deducted from the Participant's Account earlier than the date on which the Participant (i) incurs a Severance from Service, or (ii) attains age fifty-nine and one-half (59 1/2).

                                 ARTICLE X

                      Contribution and Benefit Limitations

         10.1 Contribution Limits.

              (a) The Annual Additions that may be allocated to a Participant's Account for any Limitation Year shall not exceed the lesser of:

                  (1) thirty thousand dollars ($30,000); or

                  (2) twenty-five percent (25%) of the Participant's Compensation for that Limitation Year.

              (b) If the Employer maintains any other Defined Contribution
Plans then the limitations in subsection (a) shall be computed with reference to the aggregate Annual Additions for each Participant from all such Defined Contribution Plans.

              (c) If the Annual Additions for a Participant would exceed the limits specified in this section, then the Annual Additions under this Plan for that Participant shall be reduced to the extent necessary to prevent such limits from being exceeded. Such reduction shall be made in accordance with section 10.4.

         10.2  Overall Limits.

               (a) With respect to Limitation Years beginning before January 1, 2000, if a Participant is participating in both a Defined Contribution Plan and a Defined Benefit Plan of the Employer, then the sum of the Defined Contribution Fraction and the Defined Benefit Fraction for any Limitation Year shall not exceed 1.0.

               (b) If the sum of the Defined Contribution Fraction and the Defined Benefit Fraction would exceed 1.0, then the annual benefits under the Defined Benefit Plan shall be reduced to the extent necessary so that the sum of such fractions does not exceed 1.0.

         10.3 Annual Adjustments to Limits. The dollar limits for Annual Additions and the dollar limits in the Defined Benefit Fraction and Defined Contribution Fraction shall be adjusted for cost-of-living to the extent permitted under section 415 of the Code.

         10.4 Excess Amounts.

              (a) The foregoing limits shall be limits on the allocation that may be made to a Participant's Account in any Limitation Year. If an excess Annual Addition would otherwise result from allocation of forfeitures, reasonable errors in determining Compensation or other comparable reasons, then the Administrator may take any (or all) of the following steps to prevent the excess Annual Additions from being allocated:

                  (1) return any contributions from the Participant, as long as such return is nondiscriminatory;

                  (2) hold the excess amounts unallocated in a suspense account and apply the balance of the suspense account against Matching or ESOP Contributions for that Participant made in succeeding years;

                  (3) hold the excess amounts unallocated in a suspense account and apply the balance of the suspense account against succeeding year Matching or ESOP Contributions;

                  (4) reallocate the excess amounts to other Participants.

              (b) Any suspense account established under this section shall not be credited with income or loss unless otherwise directed by the Administrator. If a suspense account under this section is to be applied in a subsequent Limitation Year, then the amounts in the suspense account shall be applied before any Annual Additions (other than forfeitures) are made for such Limitation Year.

         10.5 Definitions.

              (a) The following terms shall have the meanings specified:

                  (1) Annual Addition. The sum for any Limitation Year of additions (not including Rollover Contributions) to a Participant's Account as a result of:

                      (A) Employer contributions (including Matching Contributions, ESOP Contributions, Qualified Nonelective Contributions and Elective Deferrals);

                      (B) Employee contributions;

                      (C) forfeitures; and

                      (D) amounts described in Code sections 415(l)(1) and 419A(d)(2).

                  (2)(A) Defined Benefit Fraction. A fraction, the numerator of which is the Projected Annual Benefit of the Participant under all Defined Benefit Plans of the Employer (determined as of the close of the Limitation
Year) and the denominator of which is the Projected Annual Benefit the Participant would have under such plans (determined as of the close of the Limitation Year) if such plans provided an annual benefit equal to the lesser of:

                         (i) the product of 1.25 multiplied by ninety thousand
dollars ($90,000); or

                         (ii) the product of 1.4  multiplied by one hundred
percent (100%) of the Participant's average Compensation for the Participant's three (3) consecutive Years of Service that produce the highest average Compensation.

                     (B) For purposes of determining the Defined Benefit Fraction of a Participant (i) who was employed by an Adopting Employer on December 18, 1997 and immediately prior thereto was employed by General Motors Corporation or one of its affiliates or (ii) who transferred to an Adopting Company from General Motors Corporation or one of its affiliates after such date and before December 1, 1998, service for and Compensation received from General Motors Corporation and its affiliates, if any, shall be taken into account, and the Projected Annual Benefit under any Defined Benefit Plan of the Employer shall not be reduced as a result of the transfer of any assets or liabilities from a Defined Benefit Plan maintained by General Motors Corporation and its affiliates.

                  (3) Defined Benefit Plan. Any plan qualified under section 401(a) of the Code that is not a Defined Contribution Plan.

                  (4)(A) Defined Contribution Fraction. A fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts as of the close of the Limitation Year, and the denominator of which is equal to the sum of the lesser of the following amounts determined for such Limitation Year and for each prior year of service with the Employer:

                         (i) the product of 1.25  multiplied by thirty thousand
dollars ($30,000); or

                         (ii) the product of 1.4  multiplied by twenty-five
percent (25%) of the Participant's Compensation.

                       (B) For purposes of determining the Defined Contribution Fraction of a Participant, services performed for, Compensation paid by and Annual Additions made by General Motors Corporation or any of its affiliates shall not be taken into account.

                  (5) Defined Contribution Plan. A plan qualified under section 401(a) of the Code that provides an individual account for each Participant and benefits based solely on the amount contributed to the Participant's Account, plus any income, expenses, gains and losses, and forfeitures of other Participants which may be allocated to such Participant's account.

                  (6) Limitation Year. The Plan Year, until the Employer adopts a different Limitation Year.

                  (7) Projected Annual Benefit. The annual benefit to which a Participant would be entitled, assuming:

                      (A) the Participant continues in employment until Normal Retirement Age under the Plan;

                      (B) the Participant's Compensation for the Limitation Year remains the same until such Normal Retirement Age; and

                       (C) all other relevant factors under the Plan for the Limitation Year will remain constant.

                  (b) For purposes of this ARTICLE, the term "Compensation" shall mean all amounts paid to an Employee for personal service actually rendered to the Employer, including, but not limited to, wages, salary, commissions, bonuses, overtime and other premium pay as specified in Reg. ss. 1.415-2(d)(2), but excluding deferred compensation, stock options, and other distributions that receive special tax treatment as specified in Reg. ss. 1.415-2(d)(3). For Plan Years beginning after 1997, Compensation for this purpose will include salary reduction amounts under section 125 cafeteria plans and section 401(k), 403(b) and 457 plans. This definition shall be interpreted in a manner consistent with the requirements of section 415 of the Code.

                                   ARTICLE XI

                                 Top-Heavy Rules

         11.1 General. This ARTICLE shall only be applicable if the Plan becomes a Top-Heavy Plan under section 416 of the Code. If the Plan does not become a Top-Heavy Plan, then none of the provisions of this ARTICLE shall be operative. The provisions of this ARTICLE shall be interpreted and applied in a manner consistent with the requirements of section 416 of the Code and the regulations thereunder.

         11.2  Vesting.

               (a) If the Plan becomes a Top-Heavy Plan, then amounts in a Participant's Account attributable to Matching and ESOP Contributions shall be vested in accordance with this section, in lieu of ARTICLE VI, to the extent this section produces a greater degree of vesting. This section shall only apply to Participants who have at least an Hour of Service after the Plan becomes a Top-Heavy Plan.

               (b) If applicable, amounts in a Participant's Account attributable to Matching and ESOP Contributions shall vest as follows:

                       Years of
                   Top Heavy Service         Vested Percentage

                      Fewer than 3                    0%
                       3 or more                    100%

                  (c) If the Plan ceases to be a Top-Heavy Plan then subsection
(b) shall no longer be applicable; provided, however, that in no event shall the vested percentage of any Participant be reduced by reason of the Plan ceasing to be a Top-Heavy Plan. Subsection (b) shall nevertheless continue to apply for any Participant who was previously covered by it and who has at least three (3) Years of Top-Heavy Service.

         11.3     Minimum Contribution.

                  (a) For each Plan Year that the Plan is a Top-Heavy Plan, the Adopting Employers shall make a contribution to be allocated directly to the Account of each Non-Key Employee.

                  (b) The amount of the contribution (and forfeitures) required to be contributed and allocated for a Plan Year by this section is three percent (3%) of the Top-Heavy Compensation for that Plan Year of each Non-Key Employee who is both a Participant and an Employee on the last day of the Plan Year for which the contribution is made, with adjustments as provided herein. If the contributions (other than Rollover Contributions) allocated to the Accounts of each Key Employee for a Plan Year are less than three percent (3%) of his or her Top-Heavy Compensation, then the contribution required by the preceding sentence shall be reduced for that Plan Year to the same percentage of Top-Heavy Compensation that was allocated to the Account of the Key Employee whose Account received the greatest allocation of contributions (other than Rollover Contributions) for that Plan Year, when computed as a percentage of Top-Heavy Compensation.

                  (c) The contribution required by this section shall be reduced for a Plan Year to the extent of any ESOP or Qualified Nonelective Contributions made and allocated under this Plan or any other contributions (as permitted under section 416 of the Code and the regulations thereunder; including, but not limited to, Matching Contributions that are not needed to satisfy the limits prescribed in section 4.8) from the Adopting Employers made and allocated under any other Aggregated Plans.

         11.4 Definitions.

              (a) The following terms shall have the meanings specified herein:

                  (1) Aggregated Plans.

                      (A) The Plan, any plan that is part of a "required aggregation group" and any plan that is part of a "permissive aggregation group" that the Adopting Employers treat as an Aggregated Plan.

                      (B) The "required aggregation group" consists of each plan of the Adopting Employers in which a Key Employee participates (in the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years) and each other plan of the Adopting Employers which enables any plan of the Adopting Employers in which a Key Employee participates to meet the requirements of section 401(a)(4) or section 410(b) of the Code. Also included in the required aggregation group shall be any terminated plan that covered a Key Employee and was maintained within the five (5) year period ending on the Determination Date.

                      (C) The "permissive aggregation group" consists of any plan not included in the "required aggregation group" if the Aggregated Plan described in subparagraph (A) above would continue to meet the requirements of section 401(a)(4) and 410 of the Code with such additional plan being taken into account.

                  (2) Determination Date. The last day of the preceding Plan Year, or, in the case of the first plan year of any plan, the last day of such plan year. The computations made on the Determination Date shall utilize information from the immediately preceding Valuation Date.

                  (3) Key Employee.

                      (A) An Employee (or former Employee) who, at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years, is:

                          (i) An officer of one of the Adopting Employers with
annual Top-Heavy Compensation for the Plan Year greater than fifty percent (50%) of the amount in effect under section 415(c)(1)(A) of the Code for the calendar year in which that Plan Year ends;

                          (ii) one of the ten (10) Employees owning (or
considered as owning under section 318 of the Code) the largest interest in one of the Adopting Employers, who has more than one-half of one percent (.5%) interest in such Adopting Employer, and who has annual Top-Heavy Compensation for the Plan Year at least equal to the maximum dollar limitation under section 415(c)(1)(A) of the Code for the calendar year in which that Plan Year ends;

                         (iii) a five percent (5%) or greater shareholder in
one of the Adopting Employers; or

                         (iv) a one percent (1%) shareholder in one of the
Adopting Employers with annual Top-Heavy Compensation from the Adopting Employer of more than one hundred fifty thousand dollars ($150,000).

                      (B) For purposes of paragraphs (3)(A)(iii) and (3)(A)(iv), the rules of section 414(b), (c) and (m) of the Code shall not apply. Beneficiaries of an Employee shall acquire the character of such Employee and inherited benefits will retain the character of the benefits of the Employee who performed services.

                  (4) Non-Key Employee.  Any Employee who is not a Key Employee.

                  (5) Super Top-Heavy Plan. A Top-Heavy Plan in which the sum o the present value of the cumulative accrued benefits and accounts for Key Employees exceeds ninety percent (90%) of the comparable sum determined for all Employees. The foregoing determination shall be made in the same manner as the determination of a Top-Heavy Plan under this section.

                  (6) Top-Heavy Compensation. The term Top-Heavy Compensation shall have the same meaning as the term Compensation has under section 10.5(b).

                  (7) Top-Heavy Plan. The Plan is a Top-Heavy Plan for a Plan Year if, as of the Determination Date for that Plan Year, the sum of (i) the present value of the cumulative accrued benefits for Key Employees under all Defined Benefit Plans that are Aggregated Plans and (ii) the aggregate of the accounts of Key Employees under all Defined Contribution Plans that are Aggregated Plans exceeds sixty percent (60%) of the comparable sum determined for all Employees.

                  (8) Years of Top-Heavy Service. The number of Years of Service with the Adopting Employers that might be counted under section 411(a) of the Code, disregarding all service that may be disregarded under section 411(a)(4) of the Code.

              (b) The definitions in this section and the provisions of this ARTICLE shall be interpreted in a manner consistent with section 416 of the Code.

         11.5 Special Rules.

              (a) For purposes of determining the present value of the cumulative accrued benefit for any Participant or the amount of the Account of any Participant, such present value or amount shall be increased by the aggregate distributions made with respect to such Participant under the Plan during the Plan Year that includes the Determination Date and the four (4) preceding Plan Years (if such amounts would otherwise have been omitted).

              (b)(1) In the case of unrelated rollovers and transfers, (i) the plan making the distribution or transfer is to count the distribution as a distribution under section 416(g)(3) of the Code, and (ii) the plan accepting the rollover or transfer is not to consider the rollover or transfer as part of the accrued benefit if such rollover or transfer was accepted after December 31, 1983, but is to consider it as part of the accrued benefit if such rollover or transfer was accepted before January 1, 1984. For this purpose, rollovers and transfers are to be considered unrelated if they are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer.

                 (2) In the case of related rollovers and transfers, the plan making the distribution or transfer is not to count the distribution or transfer under section 416(g)(3) of the Code, and the plan accepting the rollover or transfer counts the rollover or transfer in the present value of the accrued benefits. For this purpose, rollovers and transfers are to be considered related if they are not unrelated under subsection (b)(1).

              (c) If any individual is a Non-Key Employee with respect to any plan for any Plan Year, but such individual was a Key Employee with respect to such plan for any prior Plan Year, any accrued benefit for such Employee (and the account of such Employee) shall not be taken into account.

              (d) Beneficiaries of Key Employees and former Key Employees are considered to be Key Employees and Beneficiaries of Non-Key Employees and former Non-Key Employees are considered to be Non-Key Employees.

              (e) The accrued benefit of an Employee who has not performed any service for the Adopting Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date is excluded from the calculation to determine top-heaviness. However, if an Employee performs no services, such Employee's total accrued benefit is included in the calculation for top-heaviness.

         11.6 Adjustment of Limitations.

              (a) If this section is applicable, then the contribution and benefit limitations in section 10.5 shall be reduced. Such reduction shall be made by modifying section 10.5(a)(2)(A) of the definition of Defined Benefit Fraction to instead be "(i) the product of 1.0 multiplied by ninety thousand dollars ($90,000), or" and by modifying section 10.5(a)(4)(A) of the definition of Defined Contribution Fraction to instead be "(i) the product of 1.0 multiplied by thirty thousand dollars ($30,000), or".

               (b) This section shall be applicable for any Plan Year in which either:

                   (1) the Plan is a Super Top-Heavy Plan, or

                   (2) the Plan both is a Top-Heavy Plan (but not a Super Top-Heavy Plan) and provides contributions (other than Rollover Contributions and forfeitures to the Account of any Non-Key Employee in an amount less than four percent (4%) of such Participant's Top-Heavy Compensation, as determined in accordance with section 11.3(b).

                                 ARTICLE XII

                                 The Trust Fund

         12.1 Trust. During the period in which this Plan remains in existence, the Company or any successor thereto shall maintain in effect a Trust with a corporation and/or an individual(s) as Trustee, to hold, invest, and distribute the Trust Fund in accordance with the terms of such Trust.

         12.2 Investment of Accounts. The Trustee shall invest and reinvest the Participant's accounts in the investment options available under the Plan in accordance with ARTICLE V, as directed by the Administrator or its delegate. The Administrator shall issue such directions in accordance with the investment options selected by the Participants which shall remain in force until altered in accordance with Article V.

         12.3 Expenses. Expenses of the Plan and Trust shall be paid from the Trust.

         12.4 Acquisition Loans. With respect to the ESOP Portion of the Plan, the Administrator may direct the Trustee to incur Acquisition Loans from time to time to finance the acquisition of Common Stock or to repay a prior Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest, and shall not be payable on demand except in the event of default. Acquisition loans may be secured by the pledge of the Financed Shares so acquired (or acquired with the proceeds of a prior Acquisition Loan which is being refinanced). No other Trust assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Trust assets other than any Financed Shares remaining subject to pledge. If the lender is a party in interest (as defined in ERISA), the Acquisition Loan must provide for a transfer of Trust assets on default only upon and to the extent of the failure of the Trust to meet the payment schedule of the Acquisition Loan. Any pledge of Financed Shares must provide for the release of the shares so pledged as payments on the Acquisition Loan are made by the Trustee, and such Financed Shares are allocated to Participants' ESOP Contribution Accounts under Article
IV. Payments of principal and/or interest on an Acquisition Loan shall be made by the Trustee (as directed by the Administrator) only from Employer contributions paid in cash to enable the Trust to repay such Acquisition Loan, from earnings attributable to such Employer contributions, and from any cash dividends received by the Trust on such Financed Shares. Except as required by section 409(h) of the Code and by Treasury Regulations sections 54.4975(b)(9),
(10), or as otherwise required by applicable law, no Financed Shares may be subject to a put, call or other option, or a buy-sell or similar arrangement while held by, or distributed from, the Plan, whether or not the ESOP Portion of the Plan is an employee stock ownership plan, within the meaning of section 4975(e)(7) of the Code at the time.

         12.5 Sale of Common Stock. With respect to the ESOP Portion of the Plan, subject to the approval of the Senior Vice President of Human Resources of the Company or other officer authorized by the Board of Directors to give such approval, the Administrator may direct the Trustee to sell shares of Common Stock to any person, including the Company and any Affiliates, provided such sale must be made at a price not less favorable to the Plan than fair market value. In the event that the Trustee is unable to make payments of principal and/or interest on an Acquisition Loan when due, the Administrator may direct the Trustee to sell any Financed Shares that have not yet been allocated to Participants' ESOP Contribution Accounts or to obtain an Acquisition Loan in an amount sufficient to make such payments.

                                  ARTICLE XIII

                           Administration of The Plan

         13.1 General Administration. The general administration of the Plan shall be the responsibility of the Company (or any successor thereto) which shall be the Administrator and named Fiduciary for purposes of ERISA. The Company shall have the authority, in its sole discretion, to construe the terms of the Plan and to make determinations as to eligibility for benefits and as to other issues within the "Responsibilities of the Administrator" described in this ARTICLE. All such determinations of the Company shall be conclusive and binding on all persons.

         13.2 Responsibilities of the Administrator. Except as otherwise provided in ERISA, the Administrator (and any other named Fiduciaries) may allocate any duties and responsibilities under the Plan and Trust among themselves in any mutually agreed upon manner. Such allocation shall be in a written document signed by the Administrator (and any other named Fiduciaries) and shall specifically set forth this allocation of duties and responsibilities, which may include the following:

                  (a) Determination of all questions which may arise under the Plan with respect to questions of fact and law, including without limitation eligibility for participation, administration of Accounts, membership, vesting, loans, withdrawals, accounting, status of Accounts, stock ownership and voting rights, and any other issue requiring interpretation or application of the Plan.

                  (b) Establishment of procedures required by the Plan, such as notification to Employees as to joining the Plan, selecting and changing investment options, suspending deferrals, exercising voting rights in stock, withdrawing and borrowing Account balances, designation of Beneficiaries, election of method of distribution, and any other matters requiring a uniform procedure.

                  (c) Submission of necessary amendments to supplement omissions from the Plan or reconcile any inconsistency therein.

                  (d) Filing appropriate reports with the government as required by law.

                  (e) Appointment of a Trustee or Trustees, Recordkeepers, and investment managers.

                  (f) Review at appropriate intervals of the performance of the Trustee and such investment managers as may have been designated.

                  (g) Appointment of such additional Fiduciaries as deemed necessary for the effective administration of the Plan, such appointments to be by written instrument.

         13.3 Liability for Acts of Other Fiduciaries. Each Fiduciary shall be responsible only for the duties allocated or delegated to said Fiduciary, and other Fiduciaries shall not be liable for any breach of fiduciary responsibility with respect to any act or omission of any other Fiduciary unless:

                  (a) The Fiduciary knowingly participates in or knowingly attempts to conceal the act or omission of such other Fiduciary and knows that such act or omission constitutes a breach of fiduciary responsibility by the other Fiduciary;

                  (b) The Fiduciary has knowledge of a breach of fiduciary responsibility by the other Fiduciary and has not made reasonable efforts under the circumstances to remedy the breach; or

                  (c) The Fiduciary's own breach of his or her specific fiduciary responsibilities has enabled another Fiduciary to commit a breach. No Fiduciary shall be liable for any acts or omissions which occur prior to his or her assumption of Fiduciary status or after his or her termination from such status.

         13.4 Employment by Fiduciaries. Any Fiduciary hereunder may employ, with the written approval of the Administrator, one or more persons to render service with regard to any responsibility which has been assigned to such Fiduciary under the terms of the Plan including legal, tax, or investment counsel and may delegate to one or more persons any administrative duties (clerical or otherwise) hereunder.

         13.5 Recordkeeping. The Administrator shall keep or cause to be kept any necessary data required for determining the Account status of each Participant. In compiling such information, the Administrator may rely upon its employment records, including representations made by the Participant in the employment application and subsequent documents submitted by the Participant to the Employer. The Trustee shall be entitled to rely upon such information when furnished by the Administrator or its delegate. Each Employee shall be required to furnish the Administrator upon request and in such form as prescribed by the Administrator, such personal information, affidavits and authorizations to obtain information as the Administrator may deem appropriate for the proper administration of the Plan, including but not limited to proof of the Employee's date of birth and the date of birth of any person designated by a Participant as a Beneficiary.

         13.6 Claims Review Procedure.

              (a) Except as otherwise provided in this section 13.6, the Administrator shall make all determinations as to the right of any person to Accounts under the Plan. Any such determination shall be made pursuant to the following procedures, which shall be conducted in a manner designed to comply with section 503 of ERISA:

                  (1) Step 1. Claims with respect to an Account should be filed by a claimant as soon as practicable after the claimant knows or should know that a dispute has arisen with respect to an Account, but at least thirty (30) days prior to the claimant's actual retirement date or, if applicable, within sixty (60) days after the death, Disability or Severance from Service of the Participant whose Account is at issue, by mailing a copy of the claim to the Benefits and Services Department, Raytheon Company, 141 Spring Street, Lexington, Massachusetts 02421.

                   (2) Step 2. In the event that a claim with respect to an Account is wholly or partially denied by the Administrator, the Administrator shall, within ninety (90) days following receipt of the claim, so advise the claimant in writing setting forth: the specific reason or reasons for the denial; specific reference to pertinent Plan provisions on which the denial is based; a description of any additional material or information necessary for the claimant to perfect the claim; an explanation as to why such material or information is necessary; and an explanation of the Plan's claim review procedure.

                  (3) Step 3. Within sixty (60) days following receipt of the denial of a claim with respect to an Account, a claimant desiring to have the denial appealed shall file a request for review by an officer of the Company or a claims review committee, as designated by the Company, by mailing a copy thereof to the address shown in subsection (a)(1); provided, however, that such officer or any member of such claims review committee, as applicable, may not be the person who made the initial adverse benefits determination nor a subordinate of such person.

                  (4) Step 4. Within thirty (30) days following receipt of a request for review, the designated officer or claims review committee shall provide the claimant a further opportunity to present his or her position. At the designated officer or claims review committee's discretion, such presentation may be through an oral or written presentation. Prior to such presentation, the claimant shall be permitted the opportunity to review pertinent documents and to submit issues and comments in writing. Within a reasonable time following presentation of the claimant's position, which usually should not exceed thirty (30) days, the designated officer or claims review committee shall inform the claimant in writing of the decision on review setting forth the reasons for such decision and citing pertinent provisions in the Plan.

              (b) Except as otherwise provided in subsection (a), the Administrator is the Fiduciary to whom the Plan grants full discretion, with the advice of counsel, to interpret the Plan; to determine whether a claimant is eligible for benefits; to decide the amount, form and timing of benefits; and to resolve any other matter under the Plan which is raised by a claimant or identified by the Administrator. All questions arising from or in connection with the provisions of the Plan and its administration, not herein provided to be determined by the Board of Directors, shall be determined by the Administrator, and any determination so made shall be conclusive and binding upon all persons affected thereby.

         13.7 Indemnification of Directors and Employees. The Adopting Employers shall indemnify any Fiduciary who is a director, officer or Employee of the Employer, his or her heirs and legal representatives, against all liability and reasonable expense, including counsel fees, amounts paid in settlement and amounts of judgments, fines or penalties, incurred or imposed upon him in connection with any claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of acts or omissions in his or her capacity as a Fiduciary hereunder, provided that such act or omission is not the result of gross negligence or willful misconduct. The Adopting Employers may indemnify other Fiduciaries, their heirs and legal representatives, under the circumstances, and subject to the limitations set forth in the preceding sentence, if such indemnification is determined by the Board of Directors to be in the best interests of the Adopting Employers.

         13.8 Immunity from Liability. Except to the extent that section 410(a) of ERISA prohibits the granting of immunity to Fiduciaries from liability for any responsibility, obligation, or duty imposed under Title I, Subtitle B, Part 4, of said Act, an officer, Employee, member of the Board of Directors of the Employer or other person assigned responsibility under this Plan shall be immune from any liability for any action or failure to act except such action or failure to act which results from said officer's, Employee's, Participant's or other person's own gross negligence or willful misconduct.

                                   ARTICLE XIV

                        Amendment Or Termination Of Plan

         14.1 Right to Amend or Terminate Plan. The Company reserves the right at any time or times, by action of the Board of Directors, to modify, amend or terminate the Plan in whole or in part, in which event a certified copy of the resolution of the Board of Directors, authorizing such modification, amendment or termination shall be delivered to the Trustee and to the other Adopting Employers whose Employees are covered by this Plan, provided, however, that no amendment to the Plan shall be made which shall:

              (a) reduce any vested right or interest to which any Participant or Beneficiary is then entitled under this Plan or otherwise reduce the vested rights of a Participant in violation of section 411(d)(6) of the Code;

              (b) vest in the Adopting Employers any interest or control over any assets of the Trust;

              (c) cause any assets of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries; or

              (d) change any of the rights, duties or powers of the Trustee without its written consent.

              (e) Notwithstanding the foregoing provisions of this section or any other provisions of this Plan, any modification or amendment of the Plan may be made retroactively if necessary or appropriate to conform the Plan with, or to satisfy the conditions of, ERISA, the Code, or any other law, governmental regulation or ruling. In the alternative, subject to the conditions prescribed in subsections (a) through (e), the Plan may be amended by an officer of the Company authorized by the Board of Directors to amend the Plan, provided, however, that any such amendment does not, in the view of such officer, materially increase costs of the Plan to the Company or any Adopting Employer.

         14.2 Amendment to Vesting Schedule. Any amendment that modifies the vesting provisions of ARTICLE VI shall either:

                  (a) provide for a rate of vesting that is at least as rapid for any Participant as the vesting schedule previously in effect; or

                  (b) provide that any adversely affected Participant with a Period of Service of at least three (3) years may elect, in writing, to remain under the vesting schedule in effect prior to the amendment.

     Such election must be made within sixty (60) days after the later of the:

          (1)  adoption of the amendment;
          (2)  effective date of the amendment; or

          (3)  issuance by the Administrator of written notice of the amendment.

         14.3 Maintenance of Plan. The Adopting Employers have established the Plan with the bona fide intention and expectation that they will be able to make contributions indefinitely, but the Adopting Employers are not and shall not be under any obligation or liability whatsoever to continue contributions or to maintain the Plan for any given length of time.

         14.4 Termination of Plan and Trust. The Plan and Trust hereby created shall terminate upon the occurrence of any of the following events:

              (a) Delivery to the Trustee of a notice of termination executed by the Company specifying the date as of which the Plan and Trust shall terminate; or

              (b) Adjudication of the Company as bankrupt or general assignment by the Company to or for the benefit of creditors or dissolution of the Company.

         14.5 Distribution on Termination.

              (a)(1) If the Plan is terminated, or contributions permanently discontinued, an Adopting Employer, at its discretion, may (at that time or at any later time) direct the Trustee to distribute the amounts in a Participant's Account in accordance with the distribution provisions of the Plan. Such distribution shall, notwithstanding any prior provisions of the Plan, be made in a single lump-sum without the Participant's consent as to the timing of such distribution. If, however, an Adopting Employer (or an Affiliate) maintains another defined contribution plan (other than an employee stock ownership plan), then the preceding sentence shall not apply and the Adopting Employer, at its discretion, may direct such distributions to be made as a direct transfer to such other plan without the Participant's consent, if the Participant does not consent to an immediate distribution.

                 (2) If an Adopting Employer does not direct distribution under paragraph (1), each Participant's Account shall be maintained until distributed in accordance with the provisions of the Plan (determined without regard to this section) as though the Plan had not been terminated or contributions discontinued.

              (b) If the Administrator determines that it is administratively impracticable to make distributions under this section in cash or that it would be in the Participant's best interest to make some or all of the distributions with in-kind property, it shall offer all Participants and Beneficiaries entitled to a distribution under this section a reasonable opportunity to elect to receive a distribution of the in-kind property being distributed by the Trust. Those Participants and Beneficiaries so electing shall receive a proportionate share of such in-kind property in the form (outright, in trust or in partnership) that the Administrator determines will provide the most feasible method of distribution.

              (c)(1) Amounts attributable to elective contributions shall only be distributable by reason of this section if one of the following is applicable:

                     (A) the Plan is terminated without the establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan);

                     (B) an Adopting Employer has a sale or other disposition to an unrelated corporation of substantially all of the assets used by the Adopting Employer in a trade or business of the Adopting Employer with respect to an Employee who continues employment with the corporation acquiring such assets; or

                     (C) an Adopting Employer has a sale or other disposition to an unrelated entity of the Adopting Employer's interest in a subsidiary with respect to an Employee who continues employment with such subsidiary.

                 (2) For purposes of this subsection, the term "elective contributions" means employer contributions made to the Plan that were subject to a cash or deferred election under a cash or deferred arrangement.

                 (3) Elective contributions are distributable under subsections
(c)(1)(B) and (C) above only if the Adopting Employers continue to maintain the Plan after the disposition.

                                   ARTICLE XV

                              Additional Provisions

         15.1 Effect of Merger, Consolidation or Transfer. In the event of any merger or consolidation with or transfer of assets or liabilities to any other plan or to this Plan, each Participant of the Plan shall be entitled to a benefit immediately after the merger, consolidation or transfer, which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had been terminated).

         15.2 No Assignment.

              (a) Except as provided herein, the right of any Participant or Beneficiary to any benefit or to any payment hereunder shall not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind.

              (b) Subsection (a) shall not apply to any payment or transfer permitted by the Internal Revenue Service pursuant to regulations issued under section 401(a)(13) of the Code.

              (c) Subsection (a) shall not apply to any payment or transfer pursuant to a Qualified Domestic Relations Order.

              (d) Subsection (a) shall not apply to any payment or transfer to the Trust in accordance with section 401(a)(13)(C) of the Code to satisfy the Participant's liabilities to the Plan or Trust in any one or more of the following circumstances:

                  (1) the Participant is convicted of a crime involving the Plan;

                  (2) a civil judgment (or consent order or decree) in an action is brought against the Participant in connection with an ERISA fiduciary violation; or

                  (3) the Participant enters into a settlement agreement with the Department of Labor or the Pension Benefit Guaranty Corporation over an ERISA fiduciary violation.

         15.3 Limitation of Rights of Employees. This Plan is strictly a voluntary undertaking on the part of the Adopting Employers and shall not be deemed to constitute a contract between any of the Adopting Employers and any Employee, or to be a consideration for, or an inducement to, or a condition of the employment of any Employee. Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of any of the Adopting Employers or shall interfere with the right of any of the Adopting Employers to discharge or otherwise terminate the employment of any Employee of an Adopting Employer at any time. No Employee shall be entitled to any right or claim hereunder except to the extent such right is specifically fixed under the terms of the Plan.

         15.4 Construction. The provisions of this Plan shall be interpreted and construed in accordance with the requirements of the Code and ERISA. Any amendment or restatement of the Plan or Trust that would otherwise violate the requirements of section 411(d)(6) of the Code or otherwise cause the Plan or Trust to cease to be qualified under section 401(a) of the Code shall be deemed to be invalid. Capitalized terms shall have meanings as defined herein. Singular nouns shall be read as plural, masculine pronouns shall be read as feminine and vice versa, as appropriate. References to "section" or "ARTICLE" shall be read as references to appropriate provisions of this Plan, unless otherwise indicated.

         15.5 Company Determinations. Any determinations, actions or decisions of the Company (including but not limited to, Plan amendments and Plan termination) shall be made by its Board of Directors in accordance with its established procedures or by such other individuals, groups or organizations that have been properly delegated by the Board of Directors to make such determination or decision.

         15.6 Continued Qualification. This Plan is amended and restated with the intent that it shall continue to qualify under sections 401(a), 401(k) and 4975(e)(7) of the Code as those sections exist at the time the Plan is amended and restated. If the Internal Revenue Service determines that the Plan does not meet those requirements as amended and restated, the Plan shall be amended retroactively as necessary to correct any such inadequacy. Section 7.2 shall not be effective until the date the Internal Revenue Service issues a favorable determination letter with respect to the Plan as amended and restated herein (including section 7.2). Until section 7.2 becomes effective in accordance with the immediately preceding sentence of this section 15.6, a Participant may withdraw all or a portion of his or her Employee After-Tax Contribution Account, subject to the condition that such Participant may not make any Employee After-Tax Contributions under the Plan for at least six (6) months after receipt of the in-service withdrawal.

         15.7 Governing Law. This Plan shall be governed by, construed and administered in accordance with ERISA and any other applicable federal law; provided, however, that to the extent not preempted by federal law, this Plan shall be governed by, construed and administered under the laws of the Commonwealth of Massachusetts, other than its laws respecting choice of law.

                                   Exhibit A

                     ADOPTING EMPLOYERS PARTICIPATING IN THE

                  RAYTHEON EMPLOYEE SAVINGS AND INVESTMENT PLAN

                              As of January 1, 1999

                          (Unless Indicated Otherwise)

I. Raytheon Systems Company; but only with respect to the following divisions, operations or similar cohesive groups:

  Legacy Co.    Payroll       Eligible Division, Operation or
                                     Similar Cohesive Group
(A.) Training and Services

     HTSC (Int'l)             International - SCA
     HTD                      HR73
     HSTX                     STX Flex Serv Employees
     RSES cc12                EX, NE

 RSSC cc87      EX, NE, H    Non-Union No-DC
 HTSC           NE, H        All Non-Union SCA
 HTI            NE, H        All non-Union SCA

RSSC cc87       H            IBEW, Local 898 (Eldorado AFB, TX)
RSSC cc87       H            IAM, Lodge 131 (Warner Robbins AFB, GA)
RSSC cc87       H            IBEW, Local 2131 (Onizuka AFB, CA)
RSSC cc87       H            ITPE, District 5 (Onizuka AFB, CA)
RSSC cc87       H            IBEW, Local 223 (Cape Cod AFS, MA)
RSSC cc87       H            IBEW, Local 340 (Beale AFB, CA)
RSSC cc87       H            IBT, Local 639 (Annapolis Junction, MD)
HTSC            H            IAMAW, Dist. Lodge 75, Local Lodge 2003
                                (Ft. Rucker, GA)
RSSC cc87      NE            Dept 8708 NASA Logistics (Annapolis Junction, MD)
RSSC cc87      EX            Dept 8708 NASA Logistics (Annapolis Junction, MD)
RSSC cc87      EX            Dept 8779 Onizuka AFB, CA
RSSC cc87      EX, NE, H     Dept 8793 PMEL PMO
RSSC cc87      NE, H         Dept 8729 ROTHR
RSSC cc87      EX, NE, H     Dept 8796 SSPARS PMO
RSSC cc87      EX, NE        Dept 8738 CISF
RSSC cc87      EX, NE          Dept 8712 SSPARS 2 (Beale AFB, CA)
RSSC cc87      EX, NE          Dept 8711 SSPARS 1
RSSC cc87      EX, NE          Dept 8704 SSPARS4 (El Dorado AFB, TX)
RSSC cc87      EX, NE, H       Dept 8789 NASA
RSSC cc87      EX, NE, H       Dept 8798 MSFC
RSSC cc87      EX, NE, H       Dept 8725 McCellan AFB
RSSC cc87      EX, NE, H       Dept 8780 FAA Depot
RSSC cc87      EX, NE          Dept 8703 SSPARS 3
RSSC cc87      EX              Dept 8781 STARS/DASR
RSSC cc87          NE, H       Dept 8781 STARS/DASR
RSSC cc87      EX              Dept 8721 IATC
RSSC cc87         NE, H        Dept 8721 IATC
RSSC cc87      EX, NE, H       Dept 8770 Trojan
RSSC cc87      EX              Dept Multiple TSSC (Washington, DC)
RSSC cc87      EX              Dept 8728 SEI
RSSC cc87         NE, H        Dept 8728 SEI

                                       62
(B.) RSC Defense Systems

   RES                H       IUPPE, Local 84 (Guards, Quincy)
   RES                H       Independent (Guards, Raytheon)
   RES                H       IAM, Lodge 587 (Portsmouth, RI)

HAC                   H       IAM, Lodge 933 (Tucson, AZ)
HAC                   H       IAM, Lodge 940 (Tucson, AZ) HMSC
HAC                   H       IAM, Lodge 933 (Tucson, AZ) HEM
HAMI              NE          G&EC (Poutsbo, WA) SCA
HAMI              NE          G&ED (Keyport/Bangor, WA) SCA

     (C.)12

E-SYS             H(PS)                     UAW, Local 848 (Garland, TX)
Serv-Air          H(PS)                     JBN (Fayetteville, NC)
Serv-Air          H(PS)                     JCP (Cherry Point, NC)
Serv-Air          H(PS)                     JDG (San Diego, CA)
Serv-Air          H(PS)                     JEL (El Toro, CA)
Serv-Air          H(PS)                     JFB (Ft. Walton Beach, FL)
Serv-Air          H(PS)                     JJN (Jacksonville, NC)
Serv-Air          H(PS)                     JKH (Kaneche Bay, HI)
Serv-Air          H(PS)                     JKN (Kirtland AFB, NM)
Serv-Air          H(PS)                     JLK (Lexington, KY)
Serv-Air          H(PS)                     JNO (New Orleans, LA)
Serv-Air          H(PS)                     JNV (Norfolk, VA)
Serv-Air          H(PS)                     JPC (Camp Pendeton, CA)
Serv-Air          H(PS)                     JRK (Richmond, KY)
Serv-Air          H(PS)                     JSC (North Island, CA)
Serv-Air          H(PS)                     JTT (Tustin, CA)
Serv-Air          H(PS)                     JWG (Warner Robins, GA)
Serv-Air          H(PS)                     JYA (Yuma, AZ)
Serv-Air          H(PS)                     U38100 JBV (Ft. Belvoir, VA)
Serv-Air          H(PS)                     U38100 JDC (Washington, DC)
Serv-Air          H(PS)                     U38100 JHF (Hurlburt Field, FL)
Serv-Air          H(PS)                     U38100 JHI (Camp Smith, HI)
Serv-Air          H(PS)                     U38100 JHI (Hickman AFB, HI)
Serv-Air          H(PS)                     U38100 JMD (MacDill, FL)
Serv-Air          H(PS)                     U38100 JMJ (McGuire AFB, NJ)
Serv-Air          H(PS)                     U38100 JON  (Offutt AFB, NE)
Serv-Air          H(PS)                     U38100 JSCS (Colorado Springs, CO)
Serv-Air          H(PS)                     U38100 JSI (Scott, IL)
Serv-Air          H(PS)                     U38100 JTC (Travis AFB, CA)
Serv-Air          H(PS)                     U38100 JTZ (Jtic, AZ)
Serv-Air          H(PS)                     U38100 R     (Richardson, TX)
Serv-Air          H(PS)                     U38100 ZIC (Keflavik, Iceland)
Serv-Air          H(PS)                     U38100 ZOJ (Okinawa, Japan)
Serv-Air          H(PS)                     U38100 ZPP (Panama)
Serv-Air          H(PS)                     U38100 ZRA (Ramstein, Germany)
Serv-Air          H(PS)                     U38100 ZYJ (Yokota, Japan)
Serv-Air          H(PS)                     U38100 ZOCK (Osan, South Korea)
Serv-Air          H(PS)                     ZMU (Yongsan, South Korea)
Serv-Air          H(PS)                     ZUM (Mildenhall, UK)

(D.)03

Allied Signal     EX, NE, H        Salaried (Comm. Systems, Towson, MD)
Allied Signal             H        IAM, Local 1561 (Comm. Systems, Towson, MD)
Allied Signal             H        UPGWA, Local 270 (Comm. Systems, Towson, MD)

E-Systems                 H        UAW, Local 298 (St. Petersburg, FL)


II. Cedar Rapids; but only with respect to the following divisions, operations or similar cohesive groups:

     Legacy Co.   Payroll     Eligible Division, Operation or
                                      Similar Cohesive Group

                    H         IAM, Lodge 831 (Cedar Rapids, IA)


III.Raytheon Aircraft Company; but only with respect to the following divisions, operations or similar cohesive groups:

Legacy Co.   Payroll          Eligible Division, Operation or
                                      Similar Cohesive Group

           EX, NE, H         Field Contract Employees -- Non-Union Ees.
                   H         IAM, Lodge 733 (Aircraft--Wichita, KS)
                   H         IAM, Lode 2328 (Aircraft--Salina, KS)
                   H         IAM, Lodge 2777 (T-34/44) (NAS Whiting Field, FL)
                               (RASSC)
                   H         NAS Whiting Field, FL (RASSC) -- Non-Union
                   H         IAM, Lodge 2777 (UNFO) (NAS Pensacola, FL) (RASSC)
           EX, NE, H         U.S. Customs, FL (RASSC) -- Non-Union Ees.
                   H         IAM, Lodge 2916 (NAS Corpus Christi, TX) (RASSC)
                   H         IBT, Local 533 (NAS Fallon, NY) (RASSC)
           EX, NE, H         Pensacola, FL
                   H         IAM District Lodge 142 (US Customs, FL (RASSC))
           EX, NE, H         Corpus Christi, TX
           EX, NE, H         AETC Contract (10/1/97), Sheppard, AFB
           EX, NE, H         Drug Enforcement Agency Contract, Ft. Worth
           EX, NE, H         Wright-Patterson AFB, TX

IV. Raytheon Engineers & Constructors; but only with respect to the following divisions, operations or similar cohesive groups:

 Legacy Co.   Payroll    Eligible Division, Operation or
                                     Similar Cohesive Group

                  H         IBEW Local 453 (Ft. Leonard Wood, MD)
                  H         Mt. Pleasant, SC -- Non-Union
                  H         Springfield, MO -- Non-Union
                  H         USW, Local 7666 (Standard Havens, MO)

                                    Exhibit B

                 Special Withdrawal and Distribution Provisions

     This Exhibit B describes special withdrawal and distribution provisions that apply with respect to certain assets transferred directly from other retirement plans to the Plan in accordance with section 4.5 of the Plan. Except as otherwise provided herein, the special withdrawal and distribution provisions apply only with respect to the assets, together with earnings thereon, transferred from the other plans (hereinafter referred to as the "Transferred Account Balances").

     As of January 1, 1999 (except as otherwise indicated), this Exhibit B includes special withdrawal and distribution provisions applicable to the Transferred Account Balances from the following retirement plan(s):

     A. Serv-Air, Inc. Savings and Retirement Plan (assets transferred January 14, 1999).

A. This paragraph A describes special withdrawal and distribution provisions applicable to Participants with Transferred Account Balances from the Serv-Air, Inc. Savings and Retirement Plan:

(1) Installment Distribution Option: Notwithstanding section 8.3 of the Plan, Participants can elect to receive their Transferred Account Balances in accordance with one of the following distribution options:

     (a) Payment in a single, lump-sum; or

     (b) Payment in substantially equal installments over a period certain designated by the Participant, which period shall not exceed the life expectancy of the Participant or the joint life expectancies of the Participant and his or her Beneficiary.

                                    Exhibit C

             Special Plan Provisions for Certain Adopting Employers

     This Exhibit C describes special Plan provisions that apply with respect to the Adopting Employers expressly listed herein.

A. Plan section 2.13(a) - Compensation

     With respect to the Eligible Employees of the Adopting Employers listed below, the definition of the term "Compensation" as prescribed in Plan section 2.13(a) shall be replaced with the following (with subsections 2.13(b) - (d) continuing to apply):

     (a) (1) Except as otherwise provided herein, the total wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includible in gross income, including, but not limited to (A) commissions paid salesmen, (B) compensation for services on the basis of a percentage of profits, (C) commissions on insurance premiums, (D) tips, (E) bonuses, (F) fringe benefits, (G) reimbursements or other expense allowances under a nonaccountable plan (as described in Treas. Reg. section 1.62-2(c)), (8) amounts described in sections 104(a)(3), 105(h) of the Code, but only to the extent that these amounts are includible in the gross income of the Employee,
(H) the value of a nonqualified stock option granted to an Employee by the Employer, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted, and (I) the amount includible in the gross income of an Employee upon making the election described in section 83(b) of the Code.

     (2) Notwithstanding the foregoing, Compensation shall not include: (A) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation (regardless of whether such amounts are includible in the gross income of the Employee when distributed); (B) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or becomes no longer subject to a substantial risk of forfeiture; (C) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (D) other amounts which received special tax benefits, such as premiums for group-term life insurance to the extent that the premiums are not includible in the gross income of the Employee.

     (3) To the extent not otherwise excluded by subsection (a)(2), Compensation also shall not include: (A) reimbursements or other expense allowances, (B) fringe benefits (cash and noncash), (C) moving expenses, (D) deferred compensation, and (E) welfare benefits.

     (4) In all cases, however, notwithstanding any exclusions above, Compensation shall include any amount which would otherwise be deemed Compensation under this subsection 2.13(a) but for the fact that it is deferred pursuant to a salary reduction agreement under this Plan or under any plan described in section 401(k) or 125 of the Code.

     I. Raytheon Systems Company; but only with respect to the following division:

   Allied Signal  EX, NE, H           Salaried (Comm. Systems - Towson, MD)

B. Plan sections 4.1(a) and (b) - Maximum Elective Deferrals and Employee After-Tax Contributions (Other Than 17%)

     The maximum Elective Deferrals and Employee After-Tax Contributions (if applicable) of the Eligible Employees of the Adopting Employers listed below are prescribed below:

     I. Raytheon Systems Company; but only with respect to the following divisions:

HTSC                  H       IAMAW, Dist. Lodge 75, Local Lodge 2003
                                  (Ft. Rucker, GA)                     10%
HAC                   H       IAM, Lodge 933 (Tucson, AZ)              12%
HAC                   H       IAM, Lodge 940  (Tucson, AZ) (HMSC)      12%
HAC                   H       IAM, Lodge 933  (Tucson, AZ) (HEM)       12%
E-Systems             H (PS)  UAW, Local 848 (Garland, TX)             18%
Allied Signal EX, NE, H       Salaried (Comm. Systems-Towson, MD)      20%
E-Systems             H       UAW, Local 298 (St. Petersburg, FL)      18%


C. Plan section 4.1(b) - Employee After-Tax Contributions

     The Eligible Employees of the Adopting Employers listed below may make Employee After-Tax Contributions in accordance with section 4.1(b) of the Plan.

     I. Raytheon Systems Company; but only with respect to the following divisions:

HAC           H               IAM, Lodge 933  (Tucson, AZ)
HAC           H               IAM, Lodge 940  (Tucson, AZ (HMSC))
HAC           H               IAM, Lodge 933  (Tucson, AZ (HEM))
Allied Signal EX, NE, H       Salaried (Comm. Systems - Towson, MD)

D. Plan section 4.2 - Matching Contributions

     I. The Adopting Employers listed below shall make Matching Contributions equal in value to one hundred percent (100%) of the total Elective Deferrals and Employee After-Tax Contributions (if applicable) made for each Pay Period by each Participant who is an Eligible Employee of each such Adopting Employer, but the total of such Matching Contributions for any eligible Participant shall not exceed four percent (4%) of a Participant's Compensation from such Adopting Employer for each such Pay Period. The Matching Contribution shall be made in either Common Stock or cash that is invested in Common Stock. The number of shares of Common Stock contributed by the Adopting Employer or acquired with Matching Contributions shall be allocated to the Participant's Account by the Trustee and such allocation shall equal the number of shares of Common Stock which the Trustee could have purchased for the Participant at the Current Market Value. Such Matching Contribution shall remain invested in Common Stock in accordance with section 5.1(b).

     a. Raytheon Systems Company; but only with respect to the following divisions:

HAC           H               IAM, Lodge 933 (Tucson, AZ)
HAC           H               IAM, Lodge 940 (Tucson, AZ) (HMSC)
HAC           H               IAM, Lodge 933 (Tucson, AZ) (HEM)
Allied Signal EX, NE, H       Salaried (Comm. Systems-Towson, MD)

     II. The Adopting Employers listed below shall make Matching Contributions equal in value to fifty percent (50%) of the first six percent (6%) of the Elective Deferrals and Employee After-Tax Contributions (if applicable) made for each Pay Period by each Participant who is an Eligible Employee of each such Adopting Employer, but the total of such Matching Contributions for any eligible Participant shall not exceed three percent (3%) of a Participant's Compensation from such Adopting Employer for each such Pay Period. The Matching Contribution shall be made in either Common Stock or cash that is invested in Common Stock. The number of shares of Common Stock contributed by the Adopting Employer or acquired with Matching Contributions shall be allocated to the Participant's Account by the Trustee and such allocation shall equal the number of shares of Common Stock which the Trustee could have purchased for the Participant at the Current Market Value. Such Matching Contribution shall remain invested in Common Stock in accordance with section 5.1(b).

     a. Raytheon Systems Company; but only with respect to the following divisions:

HTSC          H               IAMAW, Dist. Lodge 75, Local Lodge 2003
                                   (Ft. Rucker, GA)

     III.The Adopting Employers listed below shall make Matching Contributions equal in value to fifty percent (50%) of the first six percent (6%) of the Elective Deferrals and Employee After-Tax Contributions (if applicable) made for each Pay Period by each Participant who is an Eligible Employee of each such Adopting Employer, but the total of such Matching Contributions for any eligible Participant shall not exceed three percent (3%) of a Participant's Compensation from such Adopting Employer for each such Pay Period. The Matching Contribution shall be made in cash and may be invested in accordance with section 5.1(a).

     a. Raytheon Systems Company; but only with respect to the following divisions:

RES           H               IUPPE, Local 84 (Guards, Quincy)
RES           H               Independent (Guards, Raytheon)
RES           H               IAM, Lodge 587 (Portsmouth, RI)
Allied Signal H               IAM, Local 1561 (Comm. Systems-Towson, MD)
Allied Signal H               UPGWA, Local 270 (Comm. Systems, Towson, MD

     b. Cedar Rapids; but only with respect to the following divisions:

              H               IAM, Lodge 831 (Cedar Rapids, IN)

     c. Raytheon Aircraft Company; but only with respect to the following divisions:

             H                IAM, Lodge 733 (Aircraft-Witchita, KS)
             H                IAM, Lodge 2328 (Aircraft-Salina, KS)

     IV. The Adopting Employers listed below shall make Matching Contributions equal in value to fifty percent (50%) of the first three percent (3%) of the Elective Deferrals and Employee After-Tax Contributions (if applicable) made for each Pay Period by each Participant who is an Eligible Employee of each such Adopting Employer, but the total of such Matching Contributions for any eligible Participant shall not exceed one and one-half percent (1.5%) of a Participant's Compensation from such Adopting Employer for each such Pay Period. The Matching Contribution shall be made in cash and may be invested in accordance with section 5.1(a).

     a. Raytheon Systems Company; but only with respect to the following divisions:

E-Systems    H (PS)           UAW, Local 848 (Garland, TX)
E-Systems    H                UAW, Local 298 (St. Petersburg, FL)

E. Plan section 4.1(c)(2) - Qualified Nonelective Contributions
                          - Specified Amounts

     I. For each Plan Year, each Adopting Employer listed below shall make a Qualified Nonelective Contribution equal in value to the dollar amount designated below for each Hour of Service completed by its Eligible Employees, up to a maximum of forty (40) Hours of Service per week per Eligible Employee. The Qualified Nonelective Contributions shall be allocated to the Eligible Employees of each Adopting Employer in the same ratio as each such Eligible Employee's Hours of Service for the Plan Year bears to the total Hours of Service for all such Eligible Employees for the Plan Year (determined by limiting the Hours of Service per week per Eligible Employee to 40).

     a.  Raytheon Support Services Company
           Hourly employees in Unit represented by
           International Brotherhood of Electrical
           Workers (Beale AFB)                       $0.75 per Hour of Service

         Salaried Employees (Beale AFB)              $0.75 per Hour of Service

         Hourly Employees in Unit represented
         by International Brotherhood of Electrical
         Workers, Local 223 (Otis, AFB, MA)          $0.83 per Hour of Service

         Salaried Employees (Otis, AFB)              $0.83 per Hour of Service

         Employees at Warren/Southridge, MI          $0.16 per Hour of Service

         All Employees at Rock Island, IL            $0.30 per Hour of Service

F.       Plan section 4.1(d) - Employer Contributions

         I. For each Plan Year, each Adopting Employer listed below shall make an Employer Contribution equal in value to the dollar amount designated below for each Hour of Service completed by its Eligible Employees. The Employer Contribution shall be allocated to the Eligible Employees of each Adopting Employer in the same ratio as each such Eligible Employee's Hours of Service for the Plan Year bears to the total Hours of Service for all such Eligible Employees for the Plan Year.

     a. Raytheon Systems Company; but only with respect to the following divisions:

     RSSCcc87   H             IBEW, Local 898 (Eldorado AFB, TX)
                                 $0.70 per Hour of Service

     RSSCcc87   H            IAM, Dist. Lodge 131 (Warner Robins AFB, GA)
                                                     $0.55 per Hour of Service

     RSSCcc87   H            IBEW, Local 223 (Cape Cod AFB, MA)
                                 $0.98 per Hour of Service

     RSSCcc87   H            IBEW, Local 340 (Beal AFB, CA)
                                 $0.90 per Hour of Service

     RSSCcc87   NE           Dept. 8708 NASA Logistics (Annapolis Junction, MD)
                                 $0.10 per Hour of Service

     RSSCcc87   EX           Dept. 8779 Onizuka AFB, CA
                                 $0.33 per Hour of Service

     RSSCcc87   EX, NE, H    Dept. 8793 PMEL PMO
                                 $0.10 per Hour of Service

     RSSCcc87   NE, H        Dept. 8729 ROTHR
                                 $0.10 per Hour of Service

     RSSCcc87   EX, NE, H    Dept. 8796 SSPARS PMO
                                 $0.40 per Hour of Service

     RSSCcc87   EX, NE       Dept. 8738 CISF
                                 $0.40 per Hour of Service

     RSSCcc87   EX, NE       Dept. 8712 SSPARS 2 (Beal AFB, CA)
                                 $0.90 per Hour of Service

     RSSCcc87   EX, NE       Dept. 8711 SSPARS 1
                                 $0.98 per Hour of Service

     RSSCcc87   EX, NE       Dept. 8704  SSPARS 4 (El Dorado AFB, TX)
                                 $0.70 per Hour of Service

     RSSCcc87   EX, NE, H    Dept. 8789 NASA
                                 $0.10 per Hour of Service

     RSSCcc87   EX, NE, H    Dept. 8798 MSFC
                                 $0.10 per Hour of Service

     RSSCcc87   EX, NE, H    Dept. 8725 McCellan AFB
                                 $0.10 per Hour of Service

     RSSCcc87   EX, NE, H   Dept. 8780 FAA Depot
                                $0.10 per Hour of Service

     RSSCcc87   EX, NE       Dept. 8703 SSPARS 3
                                 $0.65 per Hour of Service

     RSSCcc87   EX           Dept. 8781 STARS/DASR
                                 $0.60 per Hour of Service

     RSSCcc87   NE, H        Dept. 8781  STARS/DASR
                                 $0.40 per Hour of Service

     RSSCcc87   EX           Dept. 8721  IATC
                                 $0.60 per Hour of Service

     RSSCcc87   NE, H        Dept. 8721  IATC
                                 $0.40 per Hour of Service

     RSSCcc87   EX, NE, H    Dept. 8770  Trojan
                                 $0.10 per Hour of Service

     RSSCcc87   EX           Dept. Multiple TSSC (Wash., DC)
                                 $0.60 per Hour of Service

     RSSCcc87   EX           Dept. 8728 SEI
                                 $0.60 per Hour of Service

     RSSCcc87   NE, H        Dept. 8728  SEI
                                 $0.40 per Hour of Service

     Serv-Air   H (PS)       JLK (Lexington, KY)
                                 $0.50 per Hour of Service

     b. Raytheon Engineers and Constructors; but only with respect to the following divisions:

                H            IBEW, Local 453 (Ft. Leonard Wood, MD)
                              $0.15 per Hour of Service

         II. For each Plan Year, each Adopting Employer listed below shall make an Employer Contribution equal to the percentage designated below of its Eligible Employees' Compensation for the Plan Year. The Employer Contribution shall be allocated to the Eligible Employees of each Adopting Employer in the same ratio as each such Eligible Employee's Compensation for the Plan Year bears to the total Compensation of all such Eligible Employees for the Plan Year.

     a. Raytheon Systems Company; but only with respect to the following divisions:

     RSSC       EX           Dept. 8708 NASA Logistics (Annapolis Junction, MD)
                                 2.5% of base pay

     b. Raytheon Aircraft Company; but only with respect to the following divisions:

                EX, NE, H    AETC Contract (10/1/97), Sheppard AFB
                                 1.75% of base pay

         III. For each Plan Year, each Adopting Employer listed below shall make an Employer Contribution equal to the percentage designated below of its Eligible Employees' Compensation for the Plan Year. The Employer Contribution shall be allocated to the Eligible Employees of each Adopting Employer in the same ratio as each such Eligible Employee's Compensation for the Plan Year bears to the total Compensation of all such Eligible Employees for the Plan Year. For purposes of this subparagraph E, III of this Exhibit C to the Plan, the term "Compensation shall be defined as provided in paragraph A of this Exhibit C to the Plan.

     a. Raytheon Aircraft Company; but only with respect to the following divisions:

                H            Field Contract Employees - Non-Union Ees.
                                                                  3% Gross Pay
                H            IAM, Lodge 2777 (T-34/44)
                                (NAS Whiting Field, FL) (RASSC)   3% Gross Pay
                H            IAM, Lodge 2777 (UNFO)
                                (NAS Pensacola, FL) (RASSC)       3% Gross Pay
                EX, NE, H    Pensacola, FL                        3% Gross Pay
                EX, NE, H    Corpus Christi, TX                   3% Gross Pay

         IV. For each Plan Year, each Adopting Employer listed below shall make an Employer Contribution equal to the percentage designated below of its Eligible Employees' Compensation for the Plan Year; provided, however, that in no event shall the Employer Contribution made with respect to any Eligible Employee exceed the maximum dollar amount designated below. The Employer Contribution shall be allocated to the Eligible Employees of each Adopting Employer in the same ratio as each such Eligible Employee's Compensation for the Plan Year bears to the total Compensation of all such Eligible Employees for the Plan Year.

     a. Raytheon Aircraft Company; but only with respect to the following divisions:

                H            NAS Whiting Field, FL (RASSC) - Non-Union
                                 4% up to $500 per year
                EX, NE, H    U.S. Customs, FL (RASSC) - Non-Union Ees.
                                 1.75% up to $400 per year H IAM District
                                   Lodge 142
                             U.S. Customs, FL (RASSC)
                                 1.75% up to $400 per year
                EX, NE, H    Drug Enforcement Agency Contract, Ft. Worth
                                 1.75% up to $400 per year
                EX, NE, H    Wright-Patterson AFB, TX
                                 1.75% up to $400 per year

G. Plan sections 4.3(a) and (b) - ESOP Contributions

     The Adopting Employers listed below shall make an ESOP Contribution in accordance with section 4.3(a) of the Plan. In addition, for purposes of allocating the ESOP Contribution in accordance with section 4.3(b) of the Plan, only those Eligible Employees of each such Adopting Employer shall be taken into account.

     a. Raytheon Systems Company; but only with respect to the following divisions:

RES                   H                IUPPE, Local 84 (Guards, Quincy)
RES                   H                Independent (Guards, Raytheon)
RES                   H                IAM, Lodge 587 (Portsmouth, RI)
E-Systems             H(PS)            UAW, Local 848 (Garland, TX)
Serv-Air              H(PS)            U38100  JBV (Ft. Belvoir, VA)
Serv-Air              H(PS)            U38100  JDC (Washington, DC)
Serv-Air              H(PS)            U38100 JHF (Hurlburt Field, FL)
Serv-Air              H(PS)            U38100 JHI (Camp Smith, HI)
Serv-Air              H(PS)            U38100 JHI (Hickman AFB, HI)
Serv-Air              H(PS)            U38100 JMD (MacDill, FL)
Serv-Air              H(PS)            U38100 JMJ (McGuire AFB, NJ)
Serv-Air              H(PS)            U38100 JON  (Offutt AFB, NE)
Serv-Air              H(PS)            U38100 JSCS (Colorado Springs, CO)
Serv-Air              H(PS)            U38100 JSI (Scott, IL)
Serv-Air              H(PS)            U38100 JTC (Travis AFB, CA)
Serv-Air              H(PS)            U38100 JTZ (Jtic, AZ)

Serv-Air              H(PS)            U38100 R     (Richardson, TX)
Serv-Air              H(PS)            U38100 ZIC (Keflavik, Iceland)
Serv-Air              H(PS)            U38100 ZOJ (Okinawa, Japan)
Serv-Air              H(PS)            U38100 ZPP (Panama)
Serv-Air              H(PS)            U38100 ZRA (Ramstein, Germany)
Serv-Air              H(PS)            U38100 ZYJ (Yokota, Japan)
Serv-Air              H(PS)            U38100 ZOCK (Osan, South Korea)
E-Systems             H                UAW, Local 298 (St. Petersburg, FL)

     b. Cedar Rapids; but only with respect to the following divisions:

                      H                IAM, Lodge 831   (Cedar Rapids, IA)

     c. Raytheon Aircraft Company; but only with respect to the following divisions:

                      H                IAM,  Lodge 733  (Aircraft - Wichita, KS)
                      H                IAM,  Lodge 2328 (Aircraft - Salinas, KS)


H.  Plan section 6.2 - Vesting of Matching, ESOP and Employer
Contribution Accounts

     Each Eligible Employee of the Adopting Employers listed below shall have a nonforfeitable right to his or her Matching, ESOP and Employer Contribution Accounts upon the earliest of (or, if more favorable, under the terms of the transferee plan in the case of a direct transfer of assets to the Plan in accordance with sections 1.1(b) and 4.5(c)):

    (1) the Participant's completion of a Period of Service of five (5) years;

    (2) the Participant's completion of a Period of Participation of three (3) years;

    (3) the Participant's Retirement, death while an Employee, Disability or attainment of Normal Retirement Age; or

    (4) the Participant's Layoff or Severance from Service due to Qualified Military Service.

     a. Raytheon Systems Company; but only with respect to the following divisions:

     HTSC          H         IAMAW, Dist. Lodge 75, Local Lodge 2003
                                 (Ft. Rucker, GA)
     RES           H         IUPPE, Local 84 (Guards, Quincy)
     RES           H         Independent (Guards, Raytheon)
     RES           H         IAM, Lodge 587 (Portsmouth, RI)
     HAC           H         IAM, Lodge 933 (Tucson, AZ)
     HAC           H         IAM, Lodge 940 (Tucson, AZ) (HMSC)
     HAC           H         IAM, Lodge 933 (Tucson, AZ) (HEM)
     Allied Signal H         IAM, Local 1561 (Comm.  Systems, Towson, MD)
     Allied Signal H         UPGWA, Local 270 (Comm. Systems, Towson, MD)

     b. Cedar Rapids; but only with respect to the following divisions:

                   H         IAM, Lodge 831 (Cedar Rapids, IA)

     c. Raytheon Aircraft Company; but only with respect to the following divisions:

                   H IAM, Lodge 733 (Aircraft - Witchita, KS) H IAM, Lodge 2328 (Aircraft - Salina, KS)

                                    Exhibit D

            Designation of Prior Year Method for ADP and ACP Testing
                        (Plan sections 4.8(c)(1) and (2))

     Except as otherwise provided below, the Administrator shall use the "Current Year Method" for complying with the limits prescribed in section 4.8 of the Plan:

Testing Plan *                                                   Plan Year(s)

* The "Testing Plan" can be the entire Plan, or one or more disaggregated "Testing Plans" as permitted under the applicable regulations or other guidance.